SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ X ] PRELIMINARY PROXY STATEMENT

[   ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14A-6(E)(2))

[   ] DEFINITIVE PROXY STATEMENT

[   ] DEFINITIVE ADDITIONAL MATERIALS

[   ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                             VANGUARD ADMIRAL FUNDS
                           VANGUARD BOND INDEX FUNDS
                               VANGUARD CMT FUNDS
                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                             VANGUARD CHESTER FUNDS
                      VANGUARD CONVERTIBLE SECURITIES FUND
                             VANGUARD EXPLORER FUND
                             VANGUARD FENWAY FUNDS
                     VANGUARD FIXED INCOME SECURITIES FUNDS
                         VANGUARD FLORIDA TAX-FREE FUND
                             VANGUARD HORIZON FUNDS
                              VANGUARD INDEX FUNDS
                       VANGUARD INSTITUTIONAL INDEX FUNDS
                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                             VANGUARD MALVERN FUNDS
                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                         VANGUARD MONEY MARKET RESERVES
                           VANGUARD MONTGOMERY FUNDS
                          VANGUARD MORGAN GROWTH FUND
                         VANGUARD MUNICIPAL BOND FUNDS
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                        VANGUARD NEW YORK TAX-FREE FUNDS
                          VANGUARD OHIO TAX-FREE FUNDS
                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                          VANGUARD QUANTITATIVE FUNDS
                           VANGUARD SPECIALIZED FUNDS
                              VANGUARD STAR FUNDS
                           VANGUARD TAX-MANAGED FUNDS

                             VANGUARD TREASURY FUND
                         VANGUARD TRUSTEES' EQUITY FUND
                          VANGUARD VALLEY FORGE FUNDS
                       VANGUARD VARIABLE INSURANCE FUNDS
                         VANGUARD WELLESLEY INCOME FUND
                            VANGUARD WELLINGTON FUND
                            VANGUARD WHITEHALL FUNDS
                             VANGUARD WINDSOR FUNDS
                              VANGUARD WORLD FUNDS

         (NAME OF REGISTRANT AS SPECIFIED IN ITS DECLARATION OF TRUST)

(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ X ] NO FEE REQUIRED.
[   ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I) AND 0-11.
      (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
      (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
      (5) TOTAL FEE PAID:

[  ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[  ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
     0-11 (A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
    (1) AMOUNT PREVIOUSLY PAID:
    (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
    (3) FILING PARTY;
    (4) DATE FILED:

--------------------------------------------------------------------------------
IMPORTANT PROXY NEWS
FOR VANGUARD FUND SHAREHOLDERS







--------------------------------------------------------------------------------



                                            [SHIP LOGO] [VANGUARD(R)]


--------------------------------------------------------------------------------
Vote on the internet Vote by Phone Vote by Mail
Vote on the internet Vote in Person Vote by Phone
Vote in Person Vote by Mail Vote on the internet
Vote by Phone Vote by Mail Vote in Person Vote
Vote on the internet Vote by Phone Vote by Mail
Vote in Person Vote on the internet Vote by Phone
Vote by Mail Vote in Person Vote on the internet
Vote by Phone Vote by Mail Vote in Person Vote
Vote on the internet Vote by Phone Vote by Mail

VOTE
--------------------------------------------------------------------------------

An Important Message From Vanguard President and Chief Executive Officer
F. William McNabb III

[Picture of F. William McNabb III]

Fellow Vanguard Shareholder, All Vanguard(R) funds will hold a Special Meeting of Shareholders on July 2, 2009, at Vanguard's offices in Scottsdale, Arizona. This booklet contains a proxy statement explaining several proposals that the funds' trustees are asking shareholders to approve at the meeting.

A core part of the proxy statement is a proposal to update and standardize your funds' investment policies to allow Vanguard to serve your needs most effectively in today's market environment. Another important part of the proxy statement is a proposal to elect trustees for all Vanguard funds. Eight of the ten nominees in whom we are asking you to continue to place your trust are truly independent of Vanguard management. John J. Brennan (our chairman and former chief executive officer) and I (president and chief executive officer of Vanguard) are the only "inside" nominees. Seven of the eight independent nominees already serve as Vanguard fund trustees, and I am immensely proud of the integrity, professionalism, and commitment that each of them brings to the task of looking out for your interests.

Finally, the trustees are recommending that shareholders of certain funds vote against a proposal submitted by one or more shareholders because it duplicates existing Vanguard procedures. I encourage you to exercise your rights concerning the governance of the Vanguard funds by reviewing our proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

/s/F. William McNabb III
President and Chief Executive Officer
April 13, 2009

                                                                               I

Important Information About Voting

I have only a few shares--why should I bother to vote?

Because your vote makes a difference. If many shareholders choose not to vote, the funds might not receive enough votes to reach a quorum and conduct the shareholder meeting in July. If that appears likely to happen, the funds will have to send additional mailings to shareholders to try to get more votes--a process that would be very costly for the funds and thus for you as a fund shareholder.

What's the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that your fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the shareholder meeting on July 2.

Who gets to vote?

Any person who owned shares of a Vanguard fund on the "record date," which was April 6, 2009, even if that person later sold those shares.

How do I vote?

You may vote in any of four ways:
1  Through the Internet at www.proxy-direct.com/vanguard.
2 By telephone, with a toll-free call to the phone number indicated on the enclosed proxy card.
3  By mail, with the enclosed proxy card.
4  In person at the shareholder meeting in Scottsdale, Arizona, on July 2, 2009.

Vote on the internet
Log on to:
www.proxy-direct.com/vanguard
Follow the on-screen instructions

Vote by phone
Call 1-866-241-6192
Follow the recorded instructions available 24 hours

Vote by mail
Vote, sign, and date the proxy card and return in the postage-paid envelope

Vote in person
Attend the Shareholder Meeting at Vanguard, 14321 N. Northsight Blvd., Scottsdale, AZ 85260 (1 1/2 miles from Scottsdale Airpark) on July 2, 2009

II

We encourage you to vote via the Internet or telephone using the 14-digit control number and 8-digit security code on the enclosed proxy card, because these methods save the funds the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

How do I sign the proxy card?

You should sign your name exactly as it appears on the enclosed proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for other types of accounts should be signed in a way that indicates the signer's authority--for example, "John Brown, Custodian."




                                                                             III

The Vanguard Funds/1/

Notice of Special Meeting of Shareholders

All Vanguard funds will host a Special Meeting of Shareholders on Thursday, July 2, 2009, at 8:30 a.m., local Arizona time, at Vanguard's offices: 14321 N. Northsight Blvd., Scottsdale AZ 85260. This joint meeting of the Vanguard funds is being held so that shareholders can vote on Vanguard proposals to:

1. Elect trustees for each fund;

2. Update and standardize the funds' fundamental policies; and

3. Change certain index funds' classification from diversified to nondiversified.

Also, shareholders of certain funds will be asked to consider a proposal submitted by one or more shareholders to:

4. Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.


By Order of the Board of Trustees,
Heidi Stam, Secretary
April 13, 2009


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT
You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense of a follow-up mailing by voting today.
--------------------------------------------------------------------------------






1 Please see Part V of this booklet for an alphabetical list of all Vanguard funds.

IV

The Vanguard Funds

Special Meeting of Shareholders July 2, 2009

Proxy Statement


Introduction

This combined proxy statement is being provided to you on behalf of the boards of trustees of all Vanguard funds. We have divided the proxy statement into five main parts:

Part I An Overview of the Proposals begins on page 2.

Part II Proposal Details begins on page 3.

Part III Information on the Funds' Independent Accountants begins on page 37.

Part IV More on Proxy Voting and Shareholder Meetings begins on page 39.

Part V Fund and Investment Advisor Information begins on page 42.

Please read the proxy statement before voting on the proposals. If you have questions about the proxy statement, or if you would like additional information, please call us toll-free at 1-800-822-8978 or e-mail us at 2009proxy@vanguard.com. This proxy statement was mailed to shareholders beginning the week of April 13, 2009.

Annual and Semiannual Reports. Each fund's most recent annual and semiannual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy through our website at www.vanguard.com. You may also request a report by calling us toll-free at 1-800-662-7447, by e-mailing us at 2009proxy@vanguard.com, or by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard should call us at 1-800-523-1188.

--------------------------------------------------------------------------------
ATTENTION: Vanguard Variable Insurance Fund

Shareholders You have the right to instruct your annuity provider how to vote the Vanguard Variable Insurance Fund shares held under your plan. You can issue voting instructions for these shares over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed voting instruction card. Note that your annuity provider will "shadow vote" any fund shares for which contract owners fail to provide voting instructions. This means that the uninstructed shares will be voted in proportionately the same manner-- either "For," "Against," or "Abstain"--as the instructed shares.
--------------------------------------------------------------------------------

Part I An Overview of the Proposals

Shareholders of the Vanguard funds are being asked to vote on a number of proposals, one of which involves harmonizing investment policies across all funds and modernizing outdated policies to allow Vanguard to better serve your needs in today's market environment. Not all proposals apply to each fund. The table below shows each proposal and the specific Vanguard funds to which it applies. Only shareholders of record on April 6, 2009, are entitled to vote on a fund's proposals.


Vanguard Proposals                                      Vanguard Funds
-----------------------------------------------------------------------------------------------------------------
1. Elect trustees for each fund.                        Applies to all Vanguard funds.
-----------------------------------------------------------------------------------------------------------------
2. Update and standardize the funds'                    Applies to all Vanguard funds. fundamental
   policies.
-----------------------------------------------------------------------------------------------------------------
3. Change certain index funds'                          Applies to Dividend Appreciation Index Fund, REIT Index
   classification from diversified to                   Fund, and Vanguard Variable Insurance Fund--REIT Index
   nondiversified.                                      Portfolio.
-----------------------------------------------------------------------------------------------------------------

Shareholder Proposal                                    Vanguard Funds
-----------------------------------------------------------------------------------------------------------------
4. Institute procedures to prevent                      Applies to 500 Index Fund, Emerging Markets Stock Index
   holding investments in companies                     Fund, Energy Index Fund, Equity Income Fund, European
   that, in the judgment of the board,                  Stock Index Fund, Explorer Fund, Extended Market Index
   substantially contribute to                          Fund, Global Equity Fund, Growth Index Fund, Health Care
   genocide or crimes against                           Fund, Intermediate-Term Tax-Exempt Fund, International
   humanity, the most egregious                         Growth Fund, LifeStrategy Moderate Growth Fund,
   violations of human rights.                          Mid-Cap Index Fund, Pacific Stock Index Fund, Precious
                                                        Metals and Mining Fund, Prime Money Market Fund,
                                                        PRIMECAP Fund, PRIMECAP Core Fund, REIT Index Fund,
                                                        Short-Term Bond Index Fund, Short-Term Treasury Fund,
                                                        Small-Cap Growth Index Fund, STAR Fund, Tax-Exempt
                                                        Money Market Fund, Total Bond Market Index Fund, Total
                                                        International Stock Index Fund, Total Stock Market Index
                                                        Fund, Value Index Fund, and Windsor Fund.
-----------------------------------------------------------------------------------------------------------------

Part II
Proposal Details

--------------------------------------------------------------------------------
Proposal 1--
Elect Trustees for Each Fund

> This proposal applies to all Vanguard funds.

--------------------------------------------------------------------------------
We are asking shareholders of each Vanguard fund to elect a board of trustees.


Who are the nominees to the board?

The ten people listed below have been nominated for election as Vanguard fund trustees. Ms. Gutmann, Ms. Heisen, and Messrs. Brennan, Ellis, Fullwood, Gupta, Perold, and Rankin currently serve as trustees for all Vanguard funds and are also nominees for trustee for all of the funds. Messrs. McNabb and Volanakis are not yet trustees, but are nominees for trustee for all of the funds. Each nominee also serves as a director of The Vanguard Group, Inc. (Vanguard), and each has consented to continue serving (or, in the case of Messrs. McNabb and Volanakis, begin serving) as a trustee for the funds if elected by shareholders. The mailing address of the Vanguard funds' trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



Nominees                                                Principal Occupation(s) During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

John J. Brennan/1/
------------------------------------------------------------------------------------------------------------------------------------
Born 1954                                               Chairman of the Board and Director (Trustee) of Vanguard and of each
Chairman of the                                         of the Vanguard funds; Chief Executive Officer and President of Vanguard
Board and Trustee                                       and of each of the Vanguard funds (1996-2008). President of Vanguard and of each of the Vanguard funds (1989-1996); Chairman of the Financial
                                                        Accounting Foundation; Governor of the Financial Industry Regulatory
                                                        Authority (FINRA). Vanguard funds Trustee since May 1987. 157 Vanguard funds overseen.












1 Mr. Brennan is considered an "interested person" of each Vanguard fund because he was formerly the CEO of Vanguard in addition to serving as trustee.

Nominees                                                Principal Occupation(s) During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

F. William McNabb III/1/
------------------------------------------------------------------------------------------------------------------------------------
Born 1957                                               Chief Executive Officer of Vanguard and of each of the Vanguard funds since
Chief Executive                                         August 31, 2008; Director and President of Vanguard since March 2008;
Officer and President                                   President of each of the Vanguard funds since March 2008; Director of
                                                        Vanguard Marketing Corporation; Managing Director of Vanguard
                                                        (1995-2008). 157 Vanguard funds overseen.

Independent Trustees

Charles D. Ellis/2/
------------------------------------------------------------------------------------------------------------------------------------
Born 1937                                               Chairman of the Whitehead Institute for Biomedical Research; Trustee of
Trustee                                                 Robert Wood Johnson Foundation; Managing Partner of Partners of `63
                                                        (pro bono ventures in education); Senior Adviser to Greenwich Associates
                                                        (international business strategy consulting). Vanguard funds Trustee since
                                                        January 2001. 157 Vanguard funds overseen.

Emerson U. Fullwood
------------------------------------------------------------------------------------------------------------------------------------
Born 1948                                               Retired Executive Chief Staff and Marketing Officer for North America
Trustee                                                 and Corporate Vice President of Xerox Corporation (document management products and services); Director of SPX Corporation (multi-industry manufacturing), AMERIGROUP Corporation (direct health and medical insurance carriers), the United Way of Rochester, the Boy Scouts of America,
                                                        and Monroe Community College Foundation. Vanguard funds Trustee since
                                                        January 2008. 157 Vanguard funds overseen.

Rajiv L. Gupta
------------------------------------------------------------------------------------------------------------------------------------
Born 1945                                               Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals);
Trustee                                                 Board Member of American Chemistry Council; Director of Tyco
                                                        International, Ltd. (diversified manufacturing and services) and Hewlett-
                                                        Packard Company (electronic computer manufacturing); Trustee of
                                                        The Conference Board. Vanguard funds Trustee since December 2001.
                                                        157 Vanguard funds overseen.

Amy Gutmann
------------------------------------------------------------------------------------------------------------------------------------
Born 1949                                               President of the University of Pennsylvania; Christopher H. Browne
Trustee                                                 Distinguished Professor of Political Science in the School of Arts and
                                                        Sciences with secondary appointments at the Annenberg School for
                                                        Communication and the Graduate School of Education at the University of
                                                        Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River
                                                        Development Corporation, and Greater Philadelphia Chamber of Commerce;
                                                        Trustee of the National Constitution Center. Vanguard funds Trustee since
                                                        June 2006. 157 Vanguard funds overseen.



1 If elected as trustee of the Vanguard funds, Mr. McNabb will be considered an "interested person" of each Vanguard fund because he also holds the positions of president and chief executive officer of Vanguard.
2 Mr. Ellis is a senior adviser to Greenwich Associates, a firm that consults with financial services organizations around the world on business strategy. During 2007 and 2008, Vanguard paid Greenwich subscription fees amounting to less than $400,000 for research-based consulting services. Vanguard's subscription rates are similar to those of other subscribers.

Nominees                                                Principal Occupation(s) During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

JoAnn Heffernan Heisen
------------------------------------------------------------------------------------------------------------------------------------
Born 1950                                               Retired Corporate Vice President, Chief Global Diversity Officer, and Member
Trustee                                                 of the Executive Committee of Johnson & Johnson (pharmaceuticals/
                                                        consumer products); Vice President and Chief Information Officer of
                                                        Johnson & Johnson (1997-2005); Director of the University Medical Center
                                                        at Princeton and Women's Research and Education Institute. Vanguard funds
                                                        Trustee since July 1998. 157 Vanguard funds overseen.


Andre F. Perold
------------------------------------------------------------------------------------------------------------------------------------
Born 1952                                               George Gund Professor of Finance and Banking, Harvard Business School;
Trustee                                                 Director and Chairman of UNX, Inc. (equities trading firm); Chair of the
                                                        Investment Committee of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank. Vanguard funds Trustee since
                                                        December 2004. 157 Vanguard funds overseen.

Alfred M. Rankin, Jr.
------------------------------------------------------------------------------------------------------------------------------------
Born 1941                                               Chairman, President, Chief Executive Officer, and Director of NACCO
Trustee                                                 Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                        Corporation (industrial products/aircraft systems and services); Director and Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee
                                                        and President of the Cleveland Museum of Art; Trustee of University
                                                        Hospitals of Cleveland. Vanguard funds Trustee since January 1993
                                                        (lead independent Trustee since May 2006). 157 Vanguard funds overseen.

Peter F. Volanakis
------------------------------------------------------------------------------------------------------------------------------------
Born 1956                                               President since 2007 and Chief Operating Officer since 2005 of Corning
Nominee                                                 Incorporated (communications equipment); President of Corning
                                                        Technologies (2001-2005); Director of Corning Incorporated and Dow
                                                        Corning; Trustee of the Corning Incorporated Foundation and the Corning
                                                        Museum of Glass; Overseer of the Amos Tuck School of Business
                                                        Administration at Dartmouth College.



Why are fund shareholders being asked to elect trustees?

Federal law requires that shareholders elect a fund's board of trustees under certain circumstances. As a general matter, a fund's board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees were elected by shareholders. The ability to appoint new trustees is important because without it the funds would have to hold expensive shareholder meetings for each new trustee. Mr. McNabb, a Vanguard officer since 1995 who has served as a director of Vanguard since March 2008, and Mr. Volanakis, who has served as a Vanguard director since December 2008, are currently nominees for trustee of each of the Vanguard funds, and neither could be elected by the funds' boards without exceeding the two-thirds requirement. Accordingly, now is an appropriate time to hold an election.

How many of the nominees will be "independent" trustees if elected?

Eight of the ten nominees--all but Messrs. Brennan and McNabb--will be independent trustees if elected by shareholders. Independent trustees have no affiliation with Vanguard or the funds they oversee, apart from any personal investments they choose to make in the funds as private individuals. Independent trustees play a critical role in overseeing fund operations and representing the interests of each fund's shareholders.

How are the boards of the Vanguard funds structured?

For organization purposes, the Vanguard funds are grouped into 37 separate trusts. Each of these trusts is made up of one or more Vanguard funds (which are sometimes called "series" of the trust). Funds that are part of the same trust elect their trustees on a joint basis.

Part V of this booklet includes an alphabetical list of Vanguard funds that specifies the trust to which each fund belongs and provides a variety of other details about the funds. Often, the same individuals serve as trustees of all the Vanguard funds. That is the case now. There are important benefits in having the board of each fund include trustees who serve on the boards of the other Vanguard funds. Service on multiple fund boards gives the trustees greater familiarity with operations that are common to all Vanguard funds. Such service also permits the trustees to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different board of trustees for every Vanguard fund. While there are many areas of common interest among the funds, the trustees recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

How long will each trustee serve?

If elected, each trustee will serve until he or she resigns, retires, or is removed from the board as provided in the fund's governing documents. A trustee may be removed from the board by a shareholder vote representing two-thirds of the total net asset value of all fund shares under the same trust. If a nominee is unable to accept election, or subsequently leaves the board before the next election, the board of trustees may, in its discretion, select another person to fill the vacant position.

What are the board's responsibilities?
The primary responsibility of the board of trustees of each fund is to oversee the management of the fund for the benefit of shareholders. Each board has a supermajority of independent trustees who are not "interested persons" of the funds. As Vanguard's former chief executive officer and having had a material business and professional relationship with Vanguard for almost 20 years, Mr. Brennan is currently the only interested trustee on the funds' boards.1 The independent trustees bring a broad range of relevant backgrounds, experiences, and skills to the boards, particularly in those domains critical to the funds and their shareholders. In exercising their oversight responsibilities, the funds' trustees focus on matters they determine to be vitally important to fund shareholders. This includes not only the management and performance of the funds but also the operating plans and budgets, strategic plans, and composition and performance evaluations of Vanguard management. The business acumen, experience, and objective thinking of the funds' independent trustees are considered invaluable assets for Vanguard management and, ultimately, the funds' shareholders. Having management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management more effective in the long run.

1 If elected, Mr. McNabb will be a management representative on the funds' boards and, therefore, a second interested trustee.

What are the board's committees?

The board of trustees of each fund has three standing committees composed exclusively of all the independent trustees.

o Audit Committee. This committee is responsible for overseeing the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the funds. The committee held two meetings during each fund's most recently ended fiscal year. The audit committee has received the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence.

o Compensation Committee. This committee is responsible for overseeing the compensation programs established for Vanguard employees, officers, and trustees. The committee held four meetings during each fund's most recently ended fiscal year.

o Nominating Committee. This committee is responsible for the nomination of candidates for election to the board and has the authority to recommend the removal of any trustee from the board. The committee held eight meetings during each fund's most recently ended fiscal year. The committee considers recommendations for nominees submitted by shareholders. Shareholders may send such recommendations for nominees as trustee to Mr. Rankin, chairman of the committee.

How are the trustees compensated?
Each fund (other than the Institutional Index Funds and Vanguard's funds of funds) pays its proportionate share of the independent trustees' compensation.1 The funds' sole nonindependent trustee--Mr. Brennan--and the funds' officers receive no compensation from the funds.2 The funds compensate their independent trustees in three ways:

o The independent trustees receive an annual fee for their service to the funds, reduced for any absences from scheduled board meetings.

o The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

o The independent trustees who began service before January 1, 2001, are eligible for retirement benefits they had accrued (plus interest) under a retirement plan. The plan was frozen on January 1, 2001, and those independent trustees who began their service on or after that date are not eligible to participate in the plan.

The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits for each Vanguard fund and for each trustee during the fund's most recent fiscal year. In addition, the table shows the total accrued retirement benefits for each trustee as of January 1, 2009, and the total amount of compensation paid to each trustee by all funds during 2008.







1 The trustees of Vanguard Institutional Index Funds receive no compensation directly from those funds, but Vanguard is responsible for paying the trustees for their service. The trustees of Vanguard's funds of funds receive no compensation from those funds.
2 If elected, Mr. McNabb will also be a nonindependent trustee of the funds. All fund officers are compensated by Vanguard.

Trustee Compensation
                                                            IndependentTrustees
                                                            -------------------------------
Name of Trust                                               Ellis               Fullwood(1)
-------------------------------------------------------------------------------------------
Vanguard Admiral Funds
Aggregate Compensation from this Trust                     $2,716                 $1,586
Accrued Pension/Retirement Benefits from this Trust            --                   --
-------------------------------------------------------------------------------------------
Vanguard Bond Index Funds
Aggregate Compensation from this Trust                    $13,801                $13,410
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard California Tax-Free Funds
Aggregate Compensation from this Trust                       $893                   $520
Accrued Pension/Retirement Benefits from this Trust            --                    --
-------------------------------------------------------------------------------------------
Vanguard Chester Funds
Aggregate Compensation from this Trust                      $3,643                $2,125
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Convertible Securities Fund
Aggregate Compensation from this Trust                       $139                    $82
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Explorer Fund
Aggregate Compensation from this Trust                     $1,541                   $899
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Fenway Funds
Aggregate Compensation from this Trust                     $1,113                   $649
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Fixed Income Securities Funds
Aggregate Compensation from this Trust                    $10,317                $10,025
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Florida Tax-Free Fund
Aggregate Compensation from this Trust                       $127                    $72
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Horizon Funds
Aggregate Compensation from this Trust                     $2,657                 $1,550
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard Index Funds
Aggregate Compensation from this Trust                    $45,111                $43,838
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------
Vanguard International Equity Index Funds
Aggregate Compensation from this Trust                     $8,270                 $4,826
Accrued Pension/Retirement Benefits from this Trust            --                     --
-------------------------------------------------------------------------------------------

1    Mr. Fullwood joined each fund's board effective January 1, 2008.
2 J. Lawrence Wilson, a fund trustee since 1985, is retiring from board service in 2009 and therefore is not standing for re-election.

IndependentTrustees
--------------------------------------------------------------------------------------------
     Gupta        Gutmann          Heisen          Perold         Rankin        Wilson(2)
--------------------------------------------------------------------------------------------

     $2,716        $2,716          $2,716          $2,716         $3,147        $2,717
         --            --            $886              --         $1,072        $1,132
--------------------------------------------------------------------------------------------

    $13,801       $13,410         $13,801         $13,801        $15,991       $13,801
         --            --          $4,254              --         $5,150        $5,435
--------------------------------------------------------------------------------------------

       $893          $893            $893            $893         $1,035          $893
         --            --            $303              --           $367          $387
--------------------------------------------------------------------------------------------

     $3,643        $3,643          $3,643          $3,643         $4,221        $3,644
         --            --          $1,542              --         $1,867        $1,970
--------------------------------------------------------------------------------------------

       $139          $139            $139            $139           $161          $139
         --            --             $48              --            $58           $62
--------------------------------------------------------------------------------------------

     $1,541        $1,541          $1,541          $1,541         $1,786        $1,541
         --            --            $586              --           $710          $749
--------------------------------------------------------------------------------------------

     $1,113        $1,113          $1,113          $1,113         $1,289        $1,110
         --            --            $477              --           $577          $609
--------------------------------------------------------------------------------------------

    $10,317       $10,025         $10,317         $10,317        $11,954       $10,317
         --            --          $3,710              --         $4,491        $4,741
--------------------------------------------------------------------------------------------

       $127          $127            $127            $127           $147          $127
         --            --             $44              --            $53           $55
--------------------------------------------------------------------------------------------

     $2,657        $2,657          $2,657          $2,657         $3,078        $2,656
         --            --          $1,131              --         $1,370        $1,445
--------------------------------------------------------------------------------------------

    $45,111       $43,838         $45,111         $45,111        $52,269       $45,111
         --            --         $14,498              --        $17,551       $18,524
--------------------------------------------------------------------------------------------

     $8,270        $8,270          $8,270          $8,270         $9,583        $8,270
         --             --         $3,230              --         $3,910        $4,128
--------------------------------------------------------------------------------------------

Trustee Compensation (continued)
                                                            IndependentTrustees
                                                            ------------------------
Name of Trust                                                  Ellis     Fullwood(1)
------------------------------------------------------------------------------------
Vanguard Malvern Funds
Aggregate Compensation from this Trust                        $1,514        $883
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Funds
Aggregate Compensation from this Trust                           $87         $48
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Money Market Reserves
Aggregate Compensation from this Trust                       $16,897      $9,855
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Montgomery Funds(3)
Aggregate Compensation from this Trust                            $8          $7
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Morgan Growth Fund
Aggregate Compensation from this Trust                        $1,136        $663
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Municipal Bond Funds
Aggregate Compensation from this Trust                        $6,851      $3,994
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard New Jersey Tax-Free Funds
Aggregate Compensation from this Trust                          $624        $364
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard NewYorkTax-Free Funds
Aggregate Compensation from this Trust                          $927        $541
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Ohio Tax-Free Funds
Aggregate Compensation from this Trust                          $224        $131
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Free Funds
Aggregate Compensation from this Trust                          $780        $455
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Quantitative Funds
Aggregate Compensation from this Trust                        $1,007        $587
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Specialized Funds
Aggregate Compensation from this Trust                        $7,247      $7,043
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------

1    Mr. Fullwood joined each fund's board effective January 1, 2008.
2 J. Lawrence Wilson, a fund trustee since 1985, is retiring from board service in 2009 and therefore is not standing for re-election.
3 Vanguard Market Neutral Fund (a series of Vanguard Montgomery Funds) did not pay compensation for the fiscal period December 1, 2007, through March 31, 2008. Prior to December 1, 2007, the fund was not part of the Vanguard group of investment companies.

IndependentTrustees
------------------------------------------------------------------
    Gupta    Gutmann     Heisen     Perold     Rankin    Wilson(2)
------------------------------------------------------------------
   $1,514     $1,514     $1,514     $1,514     $1,754     $1,512
       --         --       $636         --       $770       $813
------------------------------------------------------------------

      $87        $87        $87        $87       $100        $87
       --         --        $30         --        $36        $37
------------------------------------------------------------------

  $16,897    $16,897    $16,897    $16,897    $19,577    $16,897
       --         --     $5,465         --     $6,615     $6,982
------------------------------------------------------------------

       $8         $7         $8         $8         $9         $8
       --         --         $2         --         $3         $3
------------------------------------------------------------------

   $1,136     $1,136     $1,136     $1,136     $1,316     $1,135
       --         --       $489         --       $592       $625
------------------------------------------------------------------

   $6,851     $6,851     $6,851     $6,851     $7,938     $6,851
       --         --     $2,575         --     $3,117     $3,289
------------------------------------------------------------------

     $624       $624       $624       $624       $723       $621
       --         --       $212         --       $257       $271
------------------------------------------------------------------

     $927       $927       $927       $927     $1,074       $926
       --         --       $311         --       $377       $398
------------------------------------------------------------------

     $224       $224       $224       $224       $259       $223
       --         --        $75         --        $92        $96
------------------------------------------------------------------

     $780       $780       $780       $780       $903       $778
       --         --       $263         --       $320       $336
------------------------------------------------------------------

   $1,007     $1,007     $1,007     $1,007     $1,166     $1,006
       --         --       $431         --       $521       $550
------------------------------------------------------------------

   $7,247     $7,043     $7,247     $7,247     $8,397     $7,247
       --         --     $2,657         --     $3,216     $3,395
------------------------------------------------------------------

Trustee Compensation (continued)
                                                            IndependentTrustees
                                                            ------------------------
Name of Trust                                                  Ellis     Fullwood(1)
------------------------------------------------------------------------------------
VanguardTax-Managed Funds
Aggregate Compensation from this Trust                        $1,713      $1,667
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
VanguardTreasury Fund
Aggregate Compensation from this Trust                        $1,067        $622
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Trustees' Equity Fund
Aggregate Compensation from this Trust                        $1,147        $667
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Valley Forge Funds
Aggregate Compensation from this Trust                        $1,397      $1,360
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Variable Insurance Funds
Aggregate Compensation from this Trust                        $2,021      $1,967
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Wellesley Income Fund
Aggregate Compensation from this Trust                        $1,522        $888
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Wellington Fund
Aggregate Compensation from this Trust                        $6,917      $4,037
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Whitehall Funds
Aggregate Compensation from this Trust                          $988        $575
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard Windsor Funds
Aggregate Compensation from this Trust                        $8,017      $4,679
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
Vanguard World Funds
Aggregate Compensation from this Trust                        $5,148      $3,004
Accrued Pension/Retirement Benefits from this Trust               --          --
------------------------------------------------------------------------------------
All Vanguard Funds
Aggregate Compensation from all Vanguard funds(3)           $152,500    $148,200
Total Accrued Retirement Benefit at January 1, 2008               --          --
------------------------------------------------------------------------------------

1    Mr. Fullwood joined each fund's board effective January 1, 2008.
2 J. Lawrence Wilson, a fund trustee since 1985, is retiring from board service in 2009 and therefore is not standing for re-election.
3 These amounts reflect the total compensation paid to each trustee for his or her service to 155 funds for the 2008 calendar year, and therefore may not equal the sum of the amounts shown in the table, which reflect compensation for each fund's recently completed fiscal year.

IndependentTrustees
------------------------------------------------------------------
    Gupta    Gutmann     Heisen     Perold     Rankin    Wilson(2)
------------------------------------------------------------------
   $1,713     $1,665     $1,713     $1,713     $1,985     $1,713
       --         --       $555         --       $672       $709
------------------------------------------------------------------

   $1,067     $1,067     $1,067     $1,067     $1,236     $1,066
       --         --       $346         --       $419       $442
------------------------------------------------------------------

   $1,147     $1,147     $1,147     $1,147     $1,329     $1,147
       --         --       $482         --       $583       $615
------------------------------------------------------------------

   $1,397     $1,358     $1,397     $1,397     $1,619     $1,397
       --         --       $453         --       $549       $579
------------------------------------------------------------------

   $2,021     $1,964     $2,021     $2,021     $2,342     $2,021
       --         --       $634         --       $768       $811
------------------------------------------------------------------

   $1,522     $1,522     $1,522     $1,522     $1,764     $1,522
       --         --       $650         --       $787       $830
------------------------------------------------------------------

   $6,917     $6,917     $6,917     $6,917     $8,015     $6,917
       --         --     $2,431         --     $2,943     $3,105
------------------------------------------------------------------

     $988       $988       $988       $988     $1,145       $988
       --         --       $384         --       $464       $490
------------------------------------------------------------------

   $8,017     $8,017     $8,017     $8,017     $9,290     $8,017
       --         --     $3,091         --     $3,742     $3,949
------------------------------------------------------------------

   $5,148     $5,148     $5,148     $5,149     $5,965     $5,149
       --         --     $1,630         --     $1,974     $2,083
------------------------------------------------------------------

 $152,500   $148,200   $152,500   $152,500   $176,700   $152,500
       --         --     $2,733         --     $5,355     $7,783
------------------------------------------------------------------

DO TRUSTEES OWN FUND SHARES?
The trustees invest in the Vanguard funds based on their investment needs. Please see Part V of the proxy statement for information on the dollar range of fund shares owned by each trustee.

WHO ARE THE FUNDS' OFFICERS?

All Vanguard funds employ their officers on a shared basis. Officers are considered "interested persons" of the funds. In addition to Mr. McNabb, chief executive officer and president, they are as follows:


OFFICERS       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Thomas J. Higgins
--------------------------------------------------------------------------------
Born 1957
Chief
Financial
Officer        Principal of  Vanguard;  Chief  Financial  Officer of each of the
               Vanguard funds since September 2008; Treasurer of each of the Vanguard funds (1998-2008). Vanguard funds Officer since July
               1998. 157 Vanguard funds overseen.


Kathryn J. Hyatt
--------------------------------------------------------------------------------
Born 1955
Treasurer      Principal  of Vanguard;  Treasurer of each of the Vanguard  funds since November 2008; Assistant Treasurer of each of the Vanguard funds (1988-2008). Vanguard funds Officer since November 2008.
               157 Vanguard funds overseen.


Heidi Stam
--------------------------------------------------------------------------------
Born 1956
Secretary      Managing  Director of Vanguard  since  2006;  General  Counsel of
               Vanguard since 2005; Secretary of Vanguard and of each of the Vanguard funds since 2005; Director and Senior Vice President of
               Vanguard Marketing  Corporation since 2005; Principal of Vanguard
               (1997-2006). Vanguard funds Officer since July 2005. 157 Vanguard funds overseen.


--------------------------------------------------------------------------------
EACH  FUND'S  BOARD OF  TRUSTEES  RECOMMENDS  THAT YOU  VOTE  "FOR"  EACH OF THE
NOMINEES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 2--
UPDATE AND STANDARDIZE THE FUNDS' FUNDAMENTAL POLICIES

>    This proposal applies to all Vanguard funds.
--------------------------------------------------------------------------------


We are asking shareholders to adopt a revised set of fundamental policies for each fund. Fundamental policies are policies that can be changed only by obtaining shareholder approval, which typically requires a lengthy and costly proxy solicitation. Every Vanguard fund currently has a set of fundamental policies, but the policies differ from fund to fund, in part because the funds have been launched over a period of decades and the policies have been refined over time, frequently in response to changes in federal or state regulatory oversight or changes in investment markets. We propose to adopt a uniform set of updated fundamental policies for all Vanguard funds that conform to the standards Congress and the U.S. Securities and Exchange Commission (SEC) have established for mutual funds.

The revised fundamental policies are intended to be comprehensive but simple, which provides many advantages, as discussed more fully below. Standardizing the policies across all funds will make oversight and compliance more efficient. Updating and simplifying the policies will make the funds more responsive to changing regulatory and market environments and should save money by reducing the need for successive shareholder approvals.

The policies are intended to be implemented as a consistent set across all of the funds. Accordingly, we are asking fund shareholders to adopt them as a package rather than to vote on each policy separately.

The updated and standardized policies are not intended to change the way the funds operate or invest or to change the risk profile of any fund.


WHY CHANGE THE CURRENT POLICIES?

Adopting a uniform set of fundamental policies for all Vanguard funds will simplify the task of monitoring the funds' compliance with the policies. If approved, the proposal will bring all of the funds' fundamental policies into consistent alignment with the primary federal law that governs mutual funds, the Investment Company Act of 1940 (the "1940 Act"). As part of this process, the funds propose to eliminate a number of existing fundamental policies that reflect regulatory or business conditions, practices, or requirements that are no longer applicable. The revised policies will be consistent with the bounds of prudence and safety established by law and will enhance Vanguard's ability to manage the funds' assets efficiently and effectively in changing regulatory and market environments. This flexibility will enable the funds to respond quickly to changing business conditions and to react to regulatory changes such as amendments to the 1940 Act or new rules, interpretations, and exemptions implemented by the SEC and other agencies.

HOW WILL THE UNIFORM POLICIES DIFFER FROM THE EXISTING POLICIES?

The changes fall into two broad categories. First, a uniform set of the fundamental policies required by law will be adopted, standardizing the policies across all of the Vanguard funds. Second, existing fundamental policies that are outdated and not required by law will be eliminated.

WHAT ARE THE STANDARDIZED FUNDAMENTAL POLICIES THE FUNDS PROPOSE TO ADOPT?

The 1940 Act requires that every fund adopt policies with respect to certain activities, and effectively provides that such policies may not be changed except by a majority vote of shareholders. The activities are:

o        Purchasing and selling real estate.
o        Issuing senior securities.
o        Borrowing money.
o        Making loans.
o        Underwriting securities.
o        Purchasing and selling commodities.
o Concentrating investments in a particular industry or group of industries.

Every Vanguard fund currently has a fundamental policy addressing each of these activities. However, different funds frequently have different policies for the same activity. In addition, many of the funds have adopted fundamental policies covering activities for which a fundamental policy is not required, unnecessarily restricting the funds' ability to respond to changing circumstances. This proxy affords the funds an opportunity to adopt an updated and standardized set of policies for all funds.

The funds now propose to adopt a uniform set of fundamental policies that conform to the parameters Congress and the SEC have established for the prudent regulation of mutual funds. The policies will be substantially in the form set forth below.

--------------------------------------------------------------------------------
FUNDAMENTAL POLICIES

The Fund has adopted the following policies, which cannot be materially changed without the approval of the holders of a majority of the Fund's shares (except that a fund with an industry concentration policy that requires or allows concentration can modify the policy, without shareholder approval, to prohibit concentration). For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

REAL ESTATE. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

SENIOR SECURITIES. The Fund may issue senior securities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

BORROWING MONEY. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

LOANS. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund's purchase and sale of portfolio securities.

COMMODITIES. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

INDUSTRY CONCENTRATION.

o [For funds, other than index funds and money market funds, that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

o [For index funds that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
o [For funds, other than money market funds, that concentrate.] The Fund will concentrate its investments in the securities of issuers whose principal business activities are in the sector, industry group, or industry indicated in the prospectus.

o [For the Prime Money Market Fund, Vanguard Variable Insurance Fund-- Money Market Portfolio, and Market Liquidity Fund.] The Fund will concentrate its investments in the securities of issuers whose principal business activities are in the financial services sector or industries within that sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

o [For all other money market funds.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except that the Fund reserves the right to concentrate its investments in (1) government securities, as defined in the 1940 Act, or (2) instruments issued by domestic banks (which may include U.S. branches of non- U.S. banks).
--------------------------------------------------------------------------------


For   shareholders  who  want  additional   information  on  each   standardized
fundamental  policy  proposed  for  adoption,   we  have  prepared  Supplemental
Information Regarding Proxy Proposal 2 (page XX).

WHAT FUNDAMENTAL POLICIES ARE THE FUNDS PROPOSING TO ELIMINATE?

The uniform policies we are proposing to adopt include only those policies that the 1940 Act requires. This will result in the elimination of existing fundamental policies not required by law. As a practical matter, the elimination of these policies is not expected to change how the funds operate or invest, nor is it expected to change the risk profile of any of the funds. Many of the policies relate to instruments or strategies that the funds do not use today and do not expect to use in the future.

We propose to eliminate policies that deal with:

o    Investing in illiquid securities.
o    Investing in a company for the purpose of controlling its management.
o    Purchasing securities on margin or selling securities short.
o Investing in oil, gas, or other mineral exploration or development programs.
o    Pledging, mortgaging, or hypothecating fund assets.
o    Purchasing and selling put and call options and warrants.
o    Engaging in arbitrage.
o    Investing in unseasoned companies.
o    Investing in assessable securities.

o Investing in securities if certain persons associated with the fund own more than specified amounts of the same security.
o Investing in securities other than municipal securities (applicable only to certain municipal bond funds).
o Engaging in transactions with certain persons associated with the fund (applicable only to Balanced Index Fund).
o Owning non-tax-exempt securities (applicable only to the state tax-exempt funds).

Even after the unnecessary policies are eliminated, the funds will still be limited in regard to many of the activities covered by the policies. For example, federal law limits the degree to which a fund may invest in illiquid securities, sell securities short, purchase securities on margin, pledge fund assets, and purchase options.

More important, investors will always know how their funds invest because a fund must disclose this information in its prospectus and Statement of Additional Information (SAI). Thus, any fund that intends to devote a material percentage of its assets (typically 5% or more) to a particular type of investment or strategy must clearly disclose this fact. Additional risk disclosure is required if those investments or strategies change the risk profile of the fund. The prospectus and SAI for every Vanguard fund is available without cost online at Vanguard.com or by calling Vanguard toll free.


WHY ELIMINATE THESE POLICIES?

As noted above, the 1940 Act requires a fund to adopt fundamental policies with respect to specific types of activities. Most Vanguard funds have adopted fundamental policies covering activities beyond those specified in the 1940 Act. Many of these unnecessary policies were adopted to satisfy state regulatory requirements. In 1996, Congress preempted the states from imposing such requirements.

By eliminating unnecessary fundamental policies, the funds will be able to avoid the costs and delays associated with a shareholder meeting if, in the future, the board decides that fund shareholders would benefit from a change in tactics or strategies now governed by those policies. Eliminating unnecessary fundamental policies also will allow the funds to respond more quickly to regulatory and market changes. Finally, eliminating unnecessary fundamental policies, which vary greatly from fund to fund, is an important step in creating a uniform set of fundamental policies for all Vanguard funds and realizing the administrative efficiencies that are expected to result from that uniformity.

--------------------------------------------------------------------------------
EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 3-- CHANGE CERTAIN INDEX FUNDS' CLASSIFICATION FROM DIVERSIFIED TO NONDIVERSIFIED.


> This proposal applies to the following Vanguard funds: Dividend Appreciation Index Fund, REIT Index Fund, and Vanguard Variable Insurance Fund-- REIT Index Portfolio.
--------------------------------------------------------------------------------

We propose reclassifying each of these funds as "nondiversified" under the securities laws. Overall, the reason for the change is to ensure that each fund is able to pursue its existing investment objective and strategies, which involve tracking a designated market index.


WHAT DOES IT MEAN FOR A FUND TO BE DIVERSIFIED?

By law, mutual funds are required to classify themselves as "diversified" or "nondiversified." To be diversified under the 1940 Act, a fund may not, with respect to 75% of its assets: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the fund's total assets would be invested in that issuer's securities.(1

Put more simply, to qualify as diversified, a fund, among other things, must invest less than 25% of its total assets in securities that individually constitute 5% or more of the fund's total assets. We will refer to portfolio holdings that equal or exceed 5% of a fund's assets as "Five Percent Holdings."

By law, market movements alone cannot cause a fund to become nondiversified. However, if the fund were to acquire additional shares of a Five Percent Holding at a time when Five Percent Holdings collectively exceed 25% of fund assets, then the fund would become nondiversified.

WHAT IS THE DIVERSIFICATION STATUS OF THESE FUNDS TODAY?

Dividend Appreciation Index Fund, REIT Index Fund, and Vanguard Variable Insurance Fund--REIT Index Portfolio currently are classified as diversified. We are asking shareholders to reclassify the funds as nondiversified.

1 There are no limitations on how a diversified fund may invest the remaining 25% of its assets, and the limitations on the 75% portion do not apply to U.S. government securities.

WHY IS THE CHANGE NECESSARY?

All three funds are index funds that seek to track the performance of a benchmark index. For the Dividend Appreciation Index Fund, the benchmark is the Dividend Achievers Index, sponsored by Mergent, Inc. For the REIT Index Fund and VVIF--REIT Index Portfolio, the benchmark is the Morgan Stanley Capital International(R) (MSCI(R)) US REIT Index.

Historically, the funds' benchmark indexes have been broadly diversified. However, beginning in November 2008, the steep depreciation of certain fund holdings relative to other holdings caused the number of Five Percent Holdings to increase. For several weeks thereafter, market movements caused each fund's aggregate investment in Five Percent Holdings to fluctuate above and below 25% of the fund's total assets. During that time, the funds purchased additional shares of the Five Percent Holdings with a portion of new cash flow, causing the funds to become nondiversified. Had the funds refrained from investing new cash flow in Five Percent Holdings, the funds would have remained diversified, but they would have failed to track their indexes.

All of the funds fell back below the 25% nondiversification threshold in December 2008. From December 2008 until the date of this proxy statement, each of the funds has met the definition of a diversified fund under the 1940 Act.


The funds have no control over the composition of their benchmark indexes. As the market values of the indexes' largest holdings rise and fall, the weightings of the funds' largest holdings similarly will rise and fall. At times, a fund's Five Percent Holdings may constitute 25% or more of its assets. Under these circumstances, the funds should be classified as nondiversified so that they can continue to direct cash flow to those holdings and fulfill their investment objectives of tracking their benchmark indexes as closely as possible.

DOES THIS CHANGE PRESENT ADDITIONAL RISKS FOR FUND SHAREHOLDERS?

Since each fund's strategy will continue to be to track its benchmark index, this change will add risk only to the extent that the index becomes riskier. As a general matter, nondiversified funds are considered riskier than diversified funds that invest in the same types of securities. This is because the investment performance of a nondiversified fund can be hurt (or helped) disproportionately by the performance of relatively few securities. That said, we think the funds, as index funds, should be managed to track their benchmark indexes as closely as possible. Without the proposed change, the funds may not be able to accomplish this goal because the diversification of those indexes will vary over time, and at times may exceed the threshold for a diversified fund. Because we cannot be sure that the target indexes will always be diversified, the funds must characterize themselves as "nondiversified" in order to track the indexes closely at all times. Each fund would acquire larger stakes in individual companies only as necessary to replicate its benchmark index. The trustees believe that the proposed change to the diversification policy is entirely consistent with each fund's status as an index fund, and therefore is in the best interest of each fund and its shareholders.


--------------------------------------------------------------------------------
EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 4-- A SHAREHOLDER PROPOSAL TO INSTITUTE PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN THE JUDGMENT OF THE BOARD, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY, THE MOST EGREGIOUS VIOLATIONS OF HUMAN RIGHTS.

> This proposal applies to the following Vanguard funds: 500 Index Fund, Emerging Markets Stock Index Fund, Energy Index Fund, Equity Income Fund, European Stock Index Fund, Explorer Fund, Extended Market Index Fund, Global Equity Fund, Growth Index Fund, Health Care Fund, Intermediate-Term Tax-Exempt Fund, International Growth Fund, LifeStrategy Moderate Growth Fund, Mid-Cap Index Fund, Pacific Stock Index Fund, Precious Metals and Mining Fund, Prime Money Market Fund, PRIMECAP Fund, PRIMECAP Core Fund, REIT Index Fund, Short-Term Bond Index Fund, Short-Term Treasury Fund, Small-Cap Growth Index Fund, STAR Fund, Tax-Exempt Money Market Fund, Total Bond Market Index Fund, Total International Stock Index Fund, Total Stock Market Index Fund, Value Index Fund, and Windsor Fund.
--------------------------------------------------------------------------------

Certain shareholders of the funds identified above have advised the funds that they intend to present the following shareholder proposal at the meeting.

For the reasons set forth after the proposal, the board of trustees recommends a vote "AGAINST" the proposal. No fund is responsible for the contents of the proposal or the supporting statements. A fund will provide the names, addresses, and shareholdings (to the fund's knowledge) of the proponents of a shareholder proposal if you write to the funds' secretary at the following address: Heidi Stam, V26, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600 or call 1-800-822-8978, or you can send your request by e-mail to 2009proxy@vanguard.com.


THE PROPONENTS SUBMITTED THE FOLLOWING PROPOSAL:


WHEREAS:

Vanguard portfolio managers make investment decisions based on financial and legal considerations while seeming to ignore other issues. Even in the face of the most egregious violations of human rights, such as genocide, Vanguard has released no policy to prevent investments that help fund or support such human rights violations.

Ordinary individuals, through their investments in Vanguard, may inadvertently invest in companies funding genocide because of investment decisions made on their behalf by Vanguard. With no policy to prevent these problem investments, Vanguard may at any time increase its holdings or involve new funds in such problem investments.

We believe that this problem is not merely theoretical, since many mutual funds are large holders of PetroChina, which, through its closely related parent, China National Petroleum Company, is providing funding that the Government of Sudan uses to conduct genocide in Darfur.

We believe that in the face of the most extreme human rights crises investors share responsibility to act, individually and collectively, in addition to the role and responsibility of governments. We believe that investors do not want their pensions and family savings connected to genocide. In KRC Research's 2007 study, 71% of respondents said companies should take extreme cases of human rights abuses, such as genocide, into account rather than base investment decisions solely on economic criteria. Further, over 150,000 people have objected to financial firms about such problem investments. Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings to be complicit in genocide.

We believe that negative publicity resulting from the many national press reports and widespread consumer protests can damage the company's reputation, hurt employee morale, increase its cost to acquire customers, and reduce the shareholder base for distributing expenses, all of which can negatively impact Vanguard shareholders.

We see no compelling reason to invest in companies that fund genocide. We believe there are ample competitive alternatives and flexibility of investment choices, even with index funds. As noted by Gary Brinson's classic study, investment returns are affected much more by asset allocation than individual security selections, so avoiding a small number of problem companies need not result in any significant effect on performance.

Investor pressure has proven effective in influencing foreign governments. The campaign against Talisman Energy contributed to the January 2005 Comprehensive Peace Agreement between Khartoum and South Sudan.

RESOLVED:
Shareholders request that the board institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

DISCUSSION:
In addition to preventing future investments in problem companies, the proposal calls for corrective action to address existing investments in problem companies. If the fund can effectively influence the problem company's management, then this may be an appropriate action. If not, the security should be sold.

THIS CONCLUDES THE PROPONENTS' STATEMENT REGARDING THE PROPOSAL.

THE TRUSTEES' RESPONSE TO THE SHAREHOLDER PROPOSAL AND RECOMMENDATION


The trustees of the funds recommend that you vote against the proposal because it calls for procedures that duplicate existing practices and procedures of the Vanguard funds.

The trustees believe that Vanguard funds should be managed to maximize returns in order to help shareholders meet their financial goals. Although the trustees also believe that mutual funds are not optimal agents to address social change, they acknowledge that there may be instances when it is appropriate to assess such issues. Accordingly, the trustees directed Vanguard to implement a formal procedure for regular reporting to the trustees on portfolio companies whose direct involvement in crimes against humanity or patterns of egregious abuses of human rights would warrant engagement or potential divestment. The trustees recognize that their collective judgment regarding these issues and specific companies may differ from that of special interest groups or other institutions with which the trustees are associated.

This procedure complements Vanguard's existing practices. As part of their oversight responsibilities, the trustees have historically considered important social issues. Also, in recognition that some individuals consider social issues when selecting investments, the trustees in 2000 authorized the development of Vanguard FTSE Social Index Fund, which screens companies on social, human rights, and environmental criteria.

Vanguard's procedure applies to all 157 funds and is substantially identical to the shareholder proposal submitted for 30 funds, which if adopted, would simply result in a duplicate procedure.

The trustees sincerely hope that the international community can resolve through political and diplomatic means the important issues that concern the advocates of this proposal.

For more information on Vanguard's position on social concerns and investing, please visit __________ .


--------------------------------------------------------------------------------
EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 4.
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION REGARDING PROXY PROPOSAL 2


COMPARISON OF PROPOSED FUNDAMENTAL POLICIES WITH EXISTING FUNDAMENTAL POLICIES


We are  asking  shareholders  to  approve an  updated  and  standardized  set of fundamental policies--that is, policies that cannot be changed without shareholder approval--across all of the Vanguard funds. The Investment Company Act of 1940 (the "1940 Act") requires every fund to adopt fundamental policies regarding seven specific activities. Funds are permitted, but not required, to adopt fundamental policies on other activities. Every Vanguard fund currently has a set of fundamental policies that cover each of the seven specified activities as well as certain other activities. Different funds often have different policies covering the same activity. To streamline our oversight process, and to make the operation of the funds more efficient, we are asking shareholders to approve the adoption of an updated and standardized set of fundamental policies covering the seven activities, and the elimination of all other fundamental policies. As a reminder, the Vanguard funds describe all of their investment objectives, policies, and strategies in their prospectuses and statements of additional information, which are available at www.vanguard.com.

In this supplement, we present each of the fundamental policies we would like shareholders to approve, along with an explanation of how each proposed policy may differ from the existing policy and why the board is recommending the change.


REAL ESTATE

We are proposing to adopt a revised policy on investing in real estate that would read as follows:

--------------------------------------------------------------------------------
Real estate. The Fund may not invest directly in real
estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.
--------------------------------------------------------------------------------


With one minor exception, the proposed fundamental policy on real estate is essentially the same as the existing policy for all of the funds (other than the Admiral Treasury Money Market Fund, as discussed below). The exception is that, rather than unconditionally prohibiting the funds from investing directly in real estate, the proposed policy permits them to own real estate "acquired as a result of ownership of securities or other instruments." This exception (which already applies to 18 of the funds) is intended to cover a situation in which a fund acquires real estate unintentionally. Although extremely unlikely, this could happen if, for example, a fund owns shares of a company, perhaps a real estate investment trust (REIT), that liquidates, and the fund is forced to take real estate as part of the liquidation.

The second sentence of the proposed policy permits investment in two types of real estate-related securities (as opposed to real estate itself). The current real estate policy of every fund, except the money market funds, already permits investment in one or both types of real estate-related securities. As a practical matter, the addition of this language does not change the money market funds' current policy because that policy, which unconditionally prohibits direct investment in real estate, in no way restricts investment in real estate-related securities.

The Admiral Treasury Money Market Fund's current fundamental policy on real estate expressly prohibits it from investing in securities issued by a REIT. We believe that this restriction, which is not required by law, is unnecessary. No other Vanguard money market fund has a similar restriction. U.S. Securities and Exchange Commission (SEC) regulations allow money market funds to purchase only short-term, high-quality financial instruments. Generally, REIT securities do not meet these strict standards. Nevertheless, if a REIT were to issue an instrument eligible for purchase by money market funds, there is no reason the Admiral Treasury Money Market Fund should not be allowed to own it.

The funds do not intend to change their approach to investing in real estate in response to the modification of the real estate policy.


SENIOR SECURITIES

We are proposing to adopt a revised policy on issuing senior securities that would read as follows:

--------------------------------------------------------------------------------
SENIOR SECURITIES. The Fund may issue senior securities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
--------------------------------------------------------------------------------

Somewhat simplified, a "senior security" is any security that gives its holder a priority claim on a fund's assets or on dividends paid by a fund. A number of different investment instruments and strategies--forward and futures contracts, repurchase agreements, short selling, options writing, and certain derivatives--may involve the issuance of a senior security. The 1940 Act generally prohibits mutual funds from issuing senior securities, but the SEC takes the position that instruments and strategies that otherwise might be considered to involve senior securities will not be considered to do so if the fund uses certain protective techniques. These techniques include holding an offsetting position or segregating liquid assets in an amount sufficient to meet the fund's obligations under the instrument or strategy.

Different Vanguard funds have different policies regarding senior securities. The proposed fundamental policy on issuing senior securities is essentially identical to the various versions of the policy, with two very minor exceptions. First, many of the current versions state that a fund may issue senior securities as permitted "under the 1940 Act," without referring directly to other legal authority. The word "under" was intended to encompass rules and other guidance provided by the SEC pursuant to the act. The policy as proposed adds language clarifying this point.

Second, the current policy of the bond index funds states simply that the funds may not issue senior securities, with no exception for senior securities permitted under the 1940 Act. As a practical matter, the proposed policy will not change how the bond index funds invest because the exception is unnecessary when the funds use the protective techniques described above.

The funds do not intend to change their approach to issuing senior securities in response to the modification of the policy.


BORROWING MONEY

We are proposing to adopt a revised policy on borrowing money that would read as follows:


--------------------------------------------------------------------------------
BORROWING MONEY. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
--------------------------------------------------------------------------------

The 1940 Act imposes certain limitations on the borrowing activities of mutual funds. These limitations protect shareholders in two ways. First, when a fund borrows money, its assets potentially become subject to the claims of the lender. In some cases, those claims could have priority over the claims of shareholders if all of the fund's assets are liquidated or redeemed. Limits on borrowing reduce the potential for priority claims. Second, borrowed money can be used to leverage the fund's portfolio, amplifying its gains and losses. Limits on borrowing constrain leverage.

Under the 1940 Act, a mutual fund can borrow up to one-third of the value of its net assets (including the amount borrowed) from banks and may borrow an additional amount up to 5% of its total assets for temporary purposes from an unaffiliated lender. The SEC also permits a fund to engage in activities that its staff considers to be economically equivalent to borrowing, such as entering into a reverse repurchase agreement or a futures contract, so long as the fund segregates assets sufficient to cover its obligations under the instruments. Vanguard, like many other fund families, has received an order from the SEC that permits one fund to borrow money from (or lend money to) another fund under conditions that ensure that the terms of the loan are fair to both funds.

Different Vanguard funds have different fundamental policies on borrowing. Current policies typically allow a fund to borrow money only for temporary or emergency purposes, and then in an amount not to exceed 15% of the fund's net assets. Additionally, many Vanguard funds are prohibited from making additional investments whenever outstanding borrowings exceed 5% of net assets. The current limitations on borrowing are more restrictive than those imposed by law.

Funds typically borrow money so that they can cover short-term cash needs without having to sell portfolio securities at a time when a sale would be disadvantageous for investment reasons. Typically, such borrowings would be used to cover large and unexpected redemption orders. The revised borrowing policy would give fund managers greater flexibility by allowing them to focus primarily on investment considerations when buying and selling portfolio securities, rather than on cash flow requirements.

The funds do not intend to change their borrowing activities in response to the modification of the policy.


LOANS

We are proposing to adopt a revised policy on making loans that would read as follows:

--------------------------------------------------------------------------------
LOANS. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
--------------------------------------------------------------------------------

The 1940 Act generally does not restrict a mutual fund's ability to make loans, except that the act prohibits a fund from lending money or other property to affiliated persons, including any Vanguard officer or employee. Vanguard, like many other fund families, has obtained an order from the SEC that permits one fund to loan money to (or borrow money from) an affiliated fund under conditions that ensure that the terms of the loan are fair to both funds.

Under the various current versions of the funds' fundamental policy on loans, the funds are permitted to lend money or other property primarily in four ways:
(1) by purchasing bonds and other fixed income instruments, (2) by entering into a repurchase agreement (which is economically equivalent to a short-term loan),
(3) by lending portfolio securities, and (4) through an interfund lending program permitted under the SEC order. All four practices are common for mutual funds.

The funds do not intend to change their lending activities in response to the modification of the policy.


UNDERWRITING

We are proposing to adopt a revised policy on underwriting securities issued by others that would read as follows:

--------------------------------------------------------------------------------
UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund's purchase and sale of portfolio securities.
--------------------------------------------------------------------------------

Currently, the Vanguard funds use two versions of the fundamental policy on underwriting securities. The proposed policy will result in no substantive changes to either version. One version, which covers all but nine funds, is virtually identical to the policy as proposed. The differences involve only slight editorial changes.

The version that covers nine funds reads as follows: "The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities." Amending the language of the policy for these nine funds will not result in a substantive change to the existing policy, but will allow all Vanguard funds to have a uniform policy on the subject of underwriting.

The funds do not intend to change their approach to underwriting securities in response to the modification of the policy.

COMMODITIES

We are proposing to adopt a revised policy on investing in commodities that would read as follows:

--------------------------------------------------------------------------------
COMMODITIES. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds.
--------------------------------------------------------------------------------

The term "commodity" typically describes physical products--agricultural crops such as wheat, corn, and soybeans; base metals such as copper and aluminum; precious metals such as gold and silver; and energy sources such as oil and natural gas. In the investment world, however, a commodity can also be an intangible financial product, the most common being a futures contract. The only commodities in which the funds typically might invest are financial ones, such as stock and bond futures contracts, stock and bond index futures contracts, foreign currencies, foreign currency forward contracts, and options on any of these. (One notable exception is Vanguard Precious Metals and Mining Fund, which is permitted to invest up to 20% of its assets directly in gold, silver, or other precious metal bullion or coins.)

The funds' existing commodities policies, which vary from fund to fund, are more restrictive than required by federal law and limit the funds in two respects. First, the funds currently are confined to specifically identified categories of financial instruments, such as futures contracts, currency contracts, and options. The identified categories do not cover all the types of instruments that could be considered commodities and do not cover instruments that may be available for investment in the future and that could assist a fund in meeting its objective.

Second, most funds' commodities policies restrict the extent to which the funds may invest in futures. Generally, the funds may use no more than a stated percentage (usually 5%) of total assets as an initial margin deposit for futures contracts and may invest no more than a stated percentage (usually 20%) of total assets in futures contracts and options. The first limitation originally derived from a Commodity Futures Trading Commission rule that is no longer in effect. The second limitation is not required by any law or regulation.

The 1940 Act and the Internal Revenue Code contain provisions that, as a practical matter, limit how much a mutual fund can invest in commodities. Under the 1940 Act, a fund must be engaged in the business of investing in securities. Commodities are not considered securities under the 1940 Act, and therefore a fund could not invest a majority of its assets in commodities. In addition, the Internal Revenue Code withholds a crucial tax benefit from funds that derive more than 10% of their gross income from "non-qualifying" sources; commodities, depending on how they are used, may be considered non-qualifying.

The funds do not intend to change their approach to investing in commodities in response to the modification of the policy.


SPECIAL NOTE FOR SHAREHOLDERS OF VANGUARD STAR FUND

As required by a 1985 SEC order, Vanguard STAR Fund, a "fund-of-funds," has a fundamental policy that prohibits it from investing in anything other than shares of underlying Vanguard funds. To date, this limitation has prohibited the STAR Fund from investing in any type of commodity, including stock and bond futures contracts, even though the SEC has permitted Vanguard's funds-of-funds to invest in such instruments since 2007. An updated commodities policy would enable the STAR Fund to use futures, in addition to shares of underlying funds, to obtain exposure to the stock and bond markets.

The ability to use futures will benefit the STAR Fund and its shareholders in two ways.

First, the use of futures will allow the STAR Fund to adhere more closely to its target asset allocation. The fund needs to periodically rebalance its holdings to maintain its target asset allocation, selling shares of one fund and buying shares of another. Investing in futures will facilitate the fund's ability to rebalance, particularly when securities markets become less liquid.

Second, the use of futures will allow the STAR Fund to remain fully invested in accordance with its investment strategies. Although rare, the STAR Fund occasionally may receive cash too late in the day to invest it in the underlying funds. When this happens, the cash cannot be invested until the underlying funds' next pricing time, typically 4 p.m., Eastern time, the next business day. If this cash could be invested in futures, the STAR Fund would be fully exposed to the market in accordance with its investment objectives.


INDUSTRY CONCENTRATION

We are proposing to adopt revised policies on industry concentration that would read as set forth below. All funds with a current policy that requires concentration will continue to concentrate; all funds with a current policy that prohibits concentration will continue not to concentrate.

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION.

o [For funds, other than index funds and money market funds, that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o [For index funds that do not concentrate.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

o [For funds, other than money market funds, that concentrate.] The Fund will concentrate its investments in the securities of issuers whose principal business activities are in the sector, industry group, or industry indicated in the prospectus.

o [For the Prime Money Market Fund, Vanguard Variable Insurance Fund--Money Market Portfolio, and Market Liquidity Fund.] The Fund will concentrate its investments in the securities of issuers whose principal business activities are in the financial services sector or industries within that sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

o [For all other money market funds.] The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except that the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act, and certificates of deposit and bankers' acceptances issued by domestic banks (which may include U.S. branches of non-U.S. banks).
--------------------------------------------------------------------------------

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding industry concentration, but does not define what it means to "concentrate" or what constitutes an "industry." The SEC staff has issued helpful guidance in this area:

o The SEC staff takes the position that a fund concentrates its investments if it invests more than 25% of its assets in any particular industry. (For this purpose investments do not include certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities.)

o A mutual fund may select its own industry classifications so long as they are reasonable and the companies within a designated industry have similar primary economic characteristics.

o A fund generally cannot adopt a policy that allows it to concentrate or not concentrate based on what the advisor believes is in the best interests of shareholders. But a fund can have a policy that allows it to shift from unconcentrated to concentrated, or the reverse, if (1) the policy clearly indicates the specific conditions under which the fund will do so, or (2) the fund is a money market fund and reserves the ability to concentrate investments in U.S. government securities and certain instruments issued by domestic banks.

Because some Vanguard funds concentrate their investments, some do not, and some reserve the ability to do so, it is not possible to adopt a uniform industry concentration policy across all the funds. We are proposing to reduce the number of versions of the policy from 11 to five.

Three versions of the policy relate to funds other than money market funds: One is for funds that concentrate, one is for funds (other than index funds) that don't concentrate, and one is for index funds that don't concentrate. The version for index funds that don't concentrate contains an exception that permits a fund to concentrate as needed to track its target index. Currently, this exception applies to some but not all index funds. The revision would ensure that all index funds are able to invest in accordance with their stated investment objectives and strategies.

Two versions of the policy relate to money market funds: One is for those that concentrate and one is for those that don't.

The proposed policy for the Prime Money Market Fund, Vanguard Variable Insurance Fund--Money Market Portfolio, and Market Liquidity Fund to concentrate in securities of financial services companies is not a change from the existing policies of those funds. These three funds for many years have concentrated in such securities-- typically bank certificates of deposit and highly rated commercial paper. "Prime" money market funds (money market funds that are not designed to invest primarily in U.S. government instruments) commonly concentrate in securities of financial services companies because nonfinancial companies do not issue enough securities that are eligible for purchase by money market funds.

The proposed policy for the other Vanguard money market funds permits, but does not require, the funds to concentrate in instruments issued by U.S. banks. As above, this policy is not a change from the existing policies of the funds. The funds historically have not purchased such instruments and do not intend to in the future. In any event, funds with names that connote investment in tax-exempt, U.S. Treasury, or federal money market instruments generally would not be able to concentrate in instruments issued by U.S. banks.

The funds do not intend to change how they invest in response to the modification of the concentration policy.

PART III
INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS


Selection of PricewaterhouseCoopers as Independent Accountants. The independent trustees of each Vanguard fund have selected PricewaterhouseCoopers LLP (PwC) as independent accountants to audit and certify the funds' financial statements.

In addition to serving as independent accountants, PwC has provided limited nonaudit services (primarily tax and assurance services) to both the Vanguard funds and The Vanguard Group, Inc. The independent trustees carefully considered these nonaudit services when evaluating PwC's independence for purposes of its selection as the funds' independent accountants. In a letter to the funds' audit committee dated January 7, 2009, PwC confirmed its status as independent accountants with respect to the Vanguard funds within the meaning of the federal securities laws.

PwC Audit Reports. PwC's audit report for each Vanguard fund's last two most recently ended fiscal years did not contain any adverse opinions or disclaimers of opinion, nor did PwC qualify or modify such reports as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between any of the Vanguard funds and PwC in three key areas--(1) accounting principles and practices, (2) financial statement disclosures, and (3) audit scope and procedures--that, if not resolved to PwC's satisfaction, would have caused the accountants to reference the matter in their audit reports.

FUND-RELATED AUDIT FEES PAID TO PWC. The Vanguard funds are organized under 37 separate trusts, each of which paid PwC the approximate amount shown in the table below as audit fees for the trust's last two most recently ended fiscal years. Please refer to Part V for the name of the trust to which each Vanguard fund belongs.

                                                                      AUDIT FEES
                                                            --------------------
TRUST                                                         2008         2007
--------------------------------------------------------------------------------
Vanguard Admiral Funds                                     $15,480      $15,260
--------------------------------------------------------------------------------
Vanguard Bond Index Funds                                  109,700      107,800
--------------------------------------------------------------------------------
Vanguard California Tax-Free Funds                          57,560       55,010
--------------------------------------------------------------------------------
Vanguard Chester Funds                                     173,120      164,240
--------------------------------------------------------------------------------
Vanguard CMT Funds                                          35,160       35,040
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund                        25,690       22,650
--------------------------------------------------------------------------------
Vanguard Explorer Fund                                      30,585       26,830
--------------------------------------------------------------------------------
Vanguard Fenway Funds                                       57,370       54,700
--------------------------------------------------------------------------------
Vanguard Fixed Income Securities Funds                     269,550      256,139
--------------------------------------------------------------------------------
Vanguard Florida Tax-Free Fund                              21,040       20,130
--------------------------------------------------------------------------------

                                                                     AUDIT FEES
                                                            --------------------
TRUST                                                         2008         2007
--------------------------------------------------------------------------------
Vanguard Horizon Funds                                     $90,330      $84,620
--------------------------------------------------------------------------------
Vanguard Index Funds                                       264,250      264,799
--------------------------------------------------------------------------------
Vanguard Institutional Index Funds                          63,060       63,220
--------------------------------------------------------------------------------
Vanguard International Equity Index Funds                  162,240      129,600
--------------------------------------------------------------------------------
Vanguard Malvern Funds                                      59,585       55,110
--------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Funds                     20,480       19,590
--------------------------------------------------------------------------------
Vanguard Money Market Reserves                              39,920       42,100
--------------------------------------------------------------------------------
Vanguard Montgomery Funds                                   40,000           --
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                                 22,980       21,930
--------------------------------------------------------------------------------
Vanguard Municipal Bond Funds                              137,580      134,260
--------------------------------------------------------------------------------
Vanguard New Jersey Tax-Free Funds                          36,520       34,880
--------------------------------------------------------------------------------
Vanguard New York Tax-Free Funds                            36,520       34,880
--------------------------------------------------------------------------------
Vanguard Ohio Tax-Free Funds                                35,960       34,340
--------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Free Funds                        36,520       34,880
--------------------------------------------------------------------------------
Vanguard Quantitative Funds                                 99,200       96,720
--------------------------------------------------------------------------------
Vanguard Specialized Funds                                 116,610      118,160
--------------------------------------------------------------------------------
Vanguard STAR Funds                                        100,030       93,520
--------------------------------------------------------------------------------
Vanguard Tax-Managed Funds                                 102,060       99,520
--------------------------------------------------------------------------------
Vanguard Treasury Fund                                      15,480       15,260
--------------------------------------------------------------------------------
Vanguard Trustees' Equity Fund                              44,300       42,260
--------------------------------------------------------------------------------
Vanguard Valley Forge Funds                                 29,020       28,380
--------------------------------------------------------------------------------
Vanguard Variable Insurance Funds                          305,630      300,879
--------------------------------------------------------------------------------
Vanguard Wellesley Income Fund                              19,640       18,730
--------------------------------------------------------------------------------
Vanguard Wellington Fund                                    29,510       18,230
--------------------------------------------------------------------------------
Vanguard Whitehall Funds                                    87,690       88,130
--------------------------------------------------------------------------------
Vanguard Windsor Funds                                      47,470       46,230
--------------------------------------------------------------------------------
Vanguard World Funds                                       359,375      268,930
--------------------------------------------------------------------------------
Total Audit Fees                                        $3,197,215   $2,946,956
--------------------------------------------------------------------------------


ALL OTHER FEES PAID TO PWC. For the years ended December 31, 2008, and December 31, 2007, PwC was paid approximately $360,030 and $250,557, respectively, for all nonaudit services rendered to the Vanguard funds, including tax compliance services and SEC registration statement procedures. For those same two years, PwC was paid approximately $774,890 and $511,400, respectively, for nonaudit services provided to The Vanguard Group and certain of its affiliates. This amount includes services in connection with Vanguard's benefit plans and statements, transfer agent systems, tax reporting and documentation, and other business advisory services. No fees were paid to PwC by any Vanguard entity for design or implementation of financial information systems.

PART IV
MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

VOTES NEEDED TO ELECT TRUSTEES. Shareholders of funds that are part of the same trust will elect their trustees on a joint basis. (A list of funds and the trust of which each fund is a series is included in Part V of this proxy statement.) For each trust, the ten nominees receiving the highest number of affirmative votes cast at the meeting will be elected. A nominee will not be elected, however, if more votes are cast against than for him or her.

VOTES NEEDED TO APPROVE PROPOSALS 2-4. Shareholders of each fund will vote separately on each proposal applicable to that fund. For a proposal to pass for a fund, it must be approved by the lesser of (1) shares representing 67% or more of the fund's net assets voted, so long as shares representing more than 50% of the fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the fund's net assets.

PROXY SOLICITATION METHODS. The funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet. The funds have also engaged the services of Computershare Fund Services (CFS) to assist in the solicitation of proxies for the shareholder meeting.

PROXY SOLICITATION COSTS. Each fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. CFS's solicitation costs for the funds are currently estimated to be approximately $539,000. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation.

QUORUM. Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that a majority of a fund's shares (or 25% in the case of Vanguard Market Neutral Fund) must be represented at the meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The funds will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of any proposals. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards returned to Vanguard without a choice indicated as to the applicable proposals shall be voted for proposals 1-3 and against proposal 4.

ADJOURNMENT. If a quorum is not present or represented at the shareholder meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again--over the Internet, with your proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the funds' secretary at the following address: Heidi Stam, V26, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a fund's next meeting of shareholders must be received by the fund within a reasonable period of time prior to that meeting. None of the funds currently plans to hold a meeting of shareholders in 2010.

VOTING RIGHTS. Shareholders are entitled to cast one vote for each dollar of fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

NOMINEE ACCOUNTS. Upon request, the Vanguard funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the funds' shares. Please submit invoices for our review to: Kimberly Lynch, V26, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600.

ANNUAL/SEMIANNUAL REPORTS. Each fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-662-7447, e-mail us at 2009proxy@vanguard.com, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports also are available at our website, www.vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard should call us at 1-800-523-1188.

OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

THE VANGUARD GROUP, INC. Except as noted below, each of the Vanguard funds soliciting proxies is a member of The Vanguard Group, Inc. ("Vanguard"). Vanguard is owned jointly by the funds it oversees. Vanguard provides the funds--more than 157 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis.

Funds organized under Vanguard Institutional Index Funds and Vanguard STAR Funds are not members of Vanguard, although they are administered by and pay fees to Vanguard for management, advisory, marketing, accounting, transfer agency, and other services.

PART V

FUND AND INVESTMENT ADVISOR INFORMATION

This section includes a list of the names and addresses of all of the Vanguard funds' investment advisors.

Advisor Address
--------------------------------------------------------------------------------
Acadian Asset Management LLC            One Post Office Square,
                                        Boston, MA 02109
--------------------------------------------------------------------------------

AllianceBernstein L.P.                  1345 Avenue of the Americas,
                                        New York, NY 10105
--------------------------------------------------------------------------------

Armstrong Shaw Associates Inc.          45 Grove Street, New Canaan, CT 06840
--------------------------------------------------------------------------------

AXA Rosenberg Investment                4 Orinda Way, Building E,
Management LLC                          Orinda, CA 94563
--------------------------------------------------------------------------------

Baillie Gifford Overseas Ltd.           Calton Square, 1 Greenside Row,
                                        Edinburgh, EH1 3AN, Scotland
--------------------------------------------------------------------------------

Barrow, Hanley, Mewhinney &             2200 Ross Avenue,
Strauss, Inc.                           31st Floor, Dallas, TX 75201
--------------------------------------------------------------------------------

Century Capital Management, LLC         100 Federal Street, Boston, MA 02110
--------------------------------------------------------------------------------

Chartwell Investment Partners, L.P.     1235 Westlakes Drive, Suite 400,
                                        Berwyn, PA 19312
--------------------------------------------------------------------------------

Donald Smith & Co., Inc.                152 West 57th Street, 22nd Floor,
                                        New York, NY 10019
--------------------------------------------------------------------------------

Edinburgh Partners Limited              12 Charlotte Square
                                        Edinburgh, EH2 4DJ, Scotland
--------------------------------------------------------------------------------

Frontier Capital Management Co., LLC    99 Summer Street, Boston, MA 02110
--------------------------------------------------------------------------------

Granahan Investment Management, Inc.    275 Wyman Street, Suite 270,
                                        Waltham, MA 02451
--------------------------------------------------------------------------------

Hansberger Global Investors, Inc.       401 East Las Olas Boulevard, Suite 1700,
                                        Fort Lauderdale, FL 33301
--------------------------------------------------------------------------------

Hotchkis and Wiley Capital              725 South Figueroa Street, 39th Floor,
Management, LLC                         Los Angeles, CA 90017
--------------------------------------------------------------------------------

Jennison Associates LLC                 466 Lexington Avenue, New York, NY 10017
--------------------------------------------------------------------------------

Kalmar Investment Advisers              Barley Mill House, 3701 Kennett Pike,
                                        Wilmington, DE 19807
--------------------------------------------------------------------------------

Lazard Asset Management LLC             30 Rockefeller Plaza, New York, NY 10112
--------------------------------------------------------------------------------

M&G Investment Management Limited       Laurence Pountney Hill,
                                        London, EC4R OHH, England
--------------------------------------------------------------------------------

Marathon Asset Management LLP           Orion House, 5 Upper St. Martin's Lane,
                                        London, WC2H 9EA, England
--------------------------------------------------------------------------------

Mellon Capital Management Corporation   50 Fremont Street, Suite 3900,
                                        San Francisco, CA 94105
--------------------------------------------------------------------------------

Oaktree Capital Management, L.P.        333 South Grand Avenue, 28th Floor,
                                        Los Angeles, CA 90071
--------------------------------------------------------------------------------

Advisor Address
--------------------------------------------------------------------------------
PRIMECAP Management Company             225 South Lake Avenue, Suite 400,
                                        Pasadena, CA 91101
--------------------------------------------------------------------------------

Schroder Investment Management          875 Third Avenue, 22nd Floor,
North America Inc.                      New York, NY 10022
--------------------------------------------------------------------------------

Schroder Investment Management          31 Gresham Street,
North America Ltd.                      London, EC2V 7QA, England
--------------------------------------------------------------------------------

The Vanguard Group, Inc.                P.O. Box 2600, Valley Forge, PA 19482
--------------------------------------------------------------------------------

Wellington Management Company, LLP      75 State Street, Boston, MA 02109
--------------------------------------------------------------------------------

William Blair & Company, L.L.C.         222 West Adams Street, Chicago, IL 60606
--------------------------------------------------------------------------------

VANGUARD FUND INFORMATION

This section provides certain required information for each of the Vanguard(R) funds. The funds appear in alphabetical order and all information presented is as of December 31, 2008. The year in parentheses is the fund's year of inception. Among other things, we list the trustee nominees' beneficial ownership of each fund's shares based on certain dollar ranges. All trustees allocate personal assets among the Vanguard funds according to their own investment needs. Each trustee nominee owns over $100,000 in shares of Vanguard funds. As a group, each fund's trustees and officers own less than 1% of the outstanding shares of that fund. As we explained earlier in this statement, Mr. Brennan currently is the only interested trustee of the Vanguard funds. All other sitting trustees are independent of Vanguard and the Vanguard funds.

VANGUARD 500 INDEX FUND (1976)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $74,886,029,979 and 939,714,427 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUPTA, over $100,000; GUTMANN, over $100,000; HEISEN, over $100,000; MCNABB,
  $50,001-$100,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND (1992)
o A series of Vanguard Admiral Funds(R).
o Advised by The Vanguard Group, Inc.
o Net assets of $27,007,297,116 and 27,011,949,601 outstanding shares.
o Nominees who own shares of this fund: RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD ASSET ALLOCATION FUND (1988)
o A series of Vanguard Malvern Funds.
o Advised by Mellon Capital Management Corp.
o Net assets of $8,490,620,297 and 419,327,898 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD BALANCED INDEX FUND (1992)
o A series of Vanguard Valley Forge Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,426,948,062 and 448,293,452 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $50,001-$100,000; VOLANAKIS, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X


VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND (1994)
o A series of Vanguard California Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $4,359,719,028 and 424,178,267 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND (1986)
o A series of Vanguard California Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,653,751,007 and 261,024,067 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (1987)
o A series of Vanguard California Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,142,328,541 and 7,143,984,226 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD CAPITAL OPPORTUNITY FUND (1995)
o A series of Vanguard Horizon Funds(R).
o Advised by PRIMECAP Management Company.
o Net assets of $5,510,302,250 and 196,256,544 outstanding shares. o Nominees who own shares of this fund: BRENNAN, over $100,000; HEISEN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD CAPITAL VALUE FUND (2001)
o A series of Vanguard Malvern Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $276,000,583 and 54,180,780 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD CONSUMER DISCRETIONARY INDEX FUND (2005)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $100,346,376 and 3,130,932 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X


VANGUARD CONSUMER STAPLES INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $593,689,220 and 10,682,304 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD CONVERTIBLE SECURITIES FUND (1986)
o A series of Vanguard Convertible Securities Fund.
o Advised by Oaktree Capital Management, L.P.
o Net assets of $867,091,899 and 92,786,387 outstanding shares.
o Nominees who own shares of this fund: PEROLD, Over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD DEVELOPED MARKETS INDEX FUND (2000)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,328,205,624 and 321,185,618 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD DIVERSIFIED EQUITY FUND (2005)
o A series of Vanguard Trustees' Equity Fund.
o Advised by The Vanguard Group, Inc.
o Net assets of $849,054,226 and 63,265,890 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD DIVIDEND APPRECIATION INDEX FUND (2006)
o A series of Vanguard Specialized Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,099,655,999 and 41,369,665 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD DIVIDEND GROWTH FUND (1992)
o A series of Vanguard Specialized Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $1,778,144,862 and 158,881,716 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EMERGING MARKETS STOCK INDEX FUND (1994)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $12,830,752,793 and 710,212,891 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; ELLIS, over $100,000; FULLWOOD, over $100,000; GUTMANN, over $100,000; HEISEN,
  $50,001-$100,000; MCNABB, over $100,000; PEROLD, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD ENERGY FUND (1984)
o A series of Vanguard Specialized Funds.
o Advised by Wellington Management Company, LLP, and The Vanguard Group, Inc.
o Net assets of $7,522,136,120 and 138,889,111 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD ENERGY INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $636,702,889 and 10,696,242 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EQUITY INCOME FUND (1988)
o A series of Vanguard Fenway Funds.
o Advised by Wellington Management Company, LLP, and The Vanguard Group, Inc.
o Net assets of $3,604,625,743 and 178,015,022 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EUROPEAN STOCK INDEX FUND (1990)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $16,884,930,318 and 754,574,589 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EXPLORER(TM) FUND (1967)
o A series of Vanguard Explorer Fund.
o Advised by AXA Rosenberg Investment Management LLC; Chartwell Investment Partners, L.P.; Century Capital management, LLC; Granahan Investment Management, Inc.; Kalmar Investment Advisers; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
o Net assets of $6,531,172,845 and 158,241,704 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, $10,001-$50,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EXTENDED DURATION TREASURY INDEX FUND (2007)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $304,801,948 and 6,080,585 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD EXTENDED MARKET INDEX FUND (1987)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $8,941,687,261 and 382,529,925 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000; GUTMANN, over $100,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X


VANGUARD FEDERAL MONEY MARKET FUND (1981)
o A series of Vanguard Money Market Reserves.
o Advised by The Vanguard Group, Inc.
o Net assets of $11,010,298,969 and 10,985,521,252 outstanding shares.
o Nominees who own shares of this fund: VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD FINANCIALS INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $424,138,930 and 18,563,711 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND (1992)
o A series of Vanguard Florida Tax-Free Fund.
o Advised by The Vanguard Group, Inc.
o Net assets of $929,499,111 and 89,506,826 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD FTSE ALL-WORLD EX-US INDEX FUND (2007)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,622,974,725 and 122,377,416 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD FTSE ALL-WORLD EX-US SMALL-CAP INDEX FUND (2009)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o The fund commenced operation after December 31, 2008.

VANGUARD FTSE SOCIAL INDEX FUND (2000)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $344,657,336 and 69,371,165 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD GLOBAL EQUITY FUND (1995)
o A series of Vanguard Horizon Funds.
o Advised by Acadian Asset Management LLC; Baillie Gifford Overseas Ltd.; AllianceBernstean L.P.; and Marathon Asset Management LLP.
o Net assets of $3,566,802,425 and 296,384,554 outstanding shares.
o Nominees who own shares of this fund: HEISEN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD GNMA FUND (1980)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $29,153,385,844 and 2,742,208,768 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD GROWTH AND INCOME FUND (1986)
o A series of Vanguard Quantitative Funds.
o Advised by Mellon Capital Management Corp.
o Net assets of $4,306,804,793 and 193,860,297 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD GROWTH EQUITY FUND (1992)
o A series of Vanguard Fenway Funds.
o Advised by Baillie Gifford Overseas Ltd. and Jennison Associates LLC.
o Net assets of $505,143,368 and 72,363,528 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD GROWTH INDEX FUND (1992)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $11,268,141,634 and 493,478,551 outstanding shares.
o Nominees who own shares of this fund: VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD HEALTH CARE FUND (1984)
o A series of Vanguard Specialized Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $18,543,150,298 and 288,202,480 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; HEISEN, $10,001-$50,000; MCNABB, over $100,000; RANKIN, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD HEALTH CARE INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $632,906,587 and 16,171,851 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD HIGH DIVIDEND YIELD INDEX FUND (2006)
o A series of Vanguard Whitehall Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $316,249,454 and 13,437,965 outstanding shares.
o Nominees who own shares of this fund: GUPTA, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD HIGH-YIELD CORPORATE FUND (1978)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $6,963,119,643 and 1,616,872,543 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X



VANGUARD HIGH-YIELD TAX-EXEMPT FUND (1978)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $5,032,826,734 and 558,433,670 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INDUSTRIALS INDEX FUND (2006)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $207,457,213 and 4,997,699 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X


VANGUARD INFLATION-PROTECTED SECURITIES FUND (2000)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $16,568,582,989 and 1,308,217,545 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

Vanguard Information Technology Index Fund (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $322,236,071 and 9,874,104 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND (2000)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,801,638,196 and 510,548,743 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.



VANGUARD INSTITUTIONAL INDEX FUND (1990)
o A series of Vanguard Institutional Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $49,186,758,768 and 593,623,896 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND (2002)
o A series of Vanguard Institutional Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,437,194,103 and 144,312,127 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:


X

VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND (2001)
o A series of Vanguard Institutional Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,736,453,847 and 392,038,732 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERMEDIATE-TERM BOND INDEX FUND (1994)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $8,621,288,774 and 767,889,689 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND (1993)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,056,449,852 and 797,761,832 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND (1977)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $19,371,096,458 and 1,520,823,899 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUPTA, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERMEDIATE-TERM TREASURY FUND (1991)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,820,787,807 and 644,058,061 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERNATIONAL EXPLORER FUND (1996)
o A series of Vanguard Whitehall Funds.
o Advised by Schroder Investment Management North America Inc.
o Net assets of $1,033,187,268 and 108,571,611 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERNATIONAL GROWTH FUND (1981)
o A series of Vanguard World Funds.
o Advised by Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
o Net assets of $10,749,926,402 and 713,088,905 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, $1-$10,000; HEISEN, over $100,000; MCNABB, over $100,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD INTERNATIONAL VALUE FUND (1983)
o A series of Vanguard Trustees' Equity Fund.
o Advised by AllianceBernstein L.P.; Edinburgh Partners Limited; Hansberger
  Global Investors, Inc.; and Lazard Asset   Management LLC.
o Net assets of $5,249,774,058 and 224,682,644 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:


X


VANGUARD LARGE-CAP INDEX FUND (2004)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,897,003,013 and 90,862,247 outstanding shares.
o Nominees who own shares of this fund: GUPTA, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND (1994)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $4,806,433,300 and 362,317,145 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD LIFESTRATEGY GROWTH FUND (1994)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $6,016,256,818 and 377,514,163 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD LIFESTRATEGY INCOME FUND (1994)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,639,386,403 and 134,971,716 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND (1994)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,201,996,927 and 478,797,695 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD LIMITED-TERM TAX-EXEMPT FUND (1987)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $8,230,123,672 and 762,984,886 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUPTA, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD LONG-TERM BOND INDEX FUND (1994)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,055,526,866 and 243,851,120 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD LONG-TERM INVESTMENT-GRADE FUND (1973)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $5,903,773,125 and 670,663,010 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD LONG-TERM TAX-EXEMPT FUND (1977)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $6,137,764,213 and 606,024,045 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:


X
VANGUARD LONG-TERM TREASURY FUND (1986)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,997,006,894 and 298,047,624 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MANAGED PAYOUT DISTRIBUTION FOCUS FUND (2008)
o A series of Vanguard Valley Forge Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $89,173,201 and 6,502,571 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD MANAGED PAYOUT GROWTH AND DISTRIBUTION FUND (2008)
o A series of Vanguard Valley Forge Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $115,262,913 and 8,415,599 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD MANAGED PAYOUT GROWTH FOCUS FUND (2008)
o A series of Vanguard Valley Forge Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $35,876,168 and 2,727,825 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD MARKET LIQUIDITY FUND (2004)
o A series of Vanguard CMT Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $17,080,041,244 and 17,024,016,831 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MARKET NEUTRAL FUND (1998)
o A series of Vanguard Montgomery Funds.
o Advised by AXA Rosenberg Investment Management LLC and The Vanguard Group,
  Inc.
o Net assets of $89,779,564 and 8,079,303 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND (1998)
o A series of Vanguard Massachusetts Tax-Exempt Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $727,695,613 and 75,867,377 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MATERIALS INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $213,058,979 and 5,822,058 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MEGA CAP 300 GROWTH INDEX FUND (2008)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $193,256,947 and 5,229,769 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MEGA CAP 300 INDEX FUND (2008)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $225,872,485 and 5,564,540 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MEGA CAP 300 VALUE INDEX FUND (2008)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $168,374,078 and 4,405,767 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MID-CAP GROWTH FUND (1997)
o A series of Vanguard Whitehall Funds.
o Advised by Chartwell Investment Partners, L.P., and William Blair & Company, L.L.C.
o Net assets of $822,999,568 and 74,096,222 outstanding shares.
o Nominees who own shares of this fund: HEISEN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MID-CAP GROWTH INDEX FUND (2006)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $688,004,317 and 32,574,726 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MID-CAP INDEX FUND (1998)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $12,794,803,616 and 868,891,701 outstanding shares.
o Nominees who own shares of this fund: GUTMANN, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MID-CAP VALUE INDEX FUND (2006)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $575,838,650 and 27,618,619 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MORGAN(TM) GROWTH FUND (1968)
o A series of Vanguard Morgan Growth Fund.
o Advised by Frontier Capital Management Co., LLC; Kalmar Investment Advisers; Jennison Associates LLC; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
o Net assets of $5,964,126,391 and 417,300,054 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, $1-$10,000; RANKIN, $10,001-$50,000. o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD MUNICIPAL CASH MANAGEMENT FUND (2004)
o A series of Vanguard CMT Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,346,031,490 and 1,346,047,205 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:


X

VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND (1988)
o A series of Vanguard New Jersey Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,774,696,718 and 163,037,881outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND (1988)
o A series of Vanguard New Jersey Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,040,732,113 and 3,037,294,726 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND (1986)
o A series of Vanguard New York Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,554,434,605 and 250,273,174 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND (1997)
o A series of Vanguard New York Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $4,699,293,795 and 4,687,500,206 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND (1990)
o A series of Vanguard Ohio Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $777,510,043 and 70,305,543 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND (1990)
o A series of Vanguard Ohio Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,057,033,241 and 1,055,893,857 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD PACIFIC STOCK INDEX FUND (1990)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $9,185,120,111 and 912,943,954 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; ELLIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND (1986)
o A series of Vanguard Pennsylvania Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,408,195,011 and 234,693,957 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND (1988)
o A series of Vanguard Pennsylvania Tax-Free Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,831,674,147 and 3,817,509,118 outstanding shares.
o Nominees who own shares of this fund: GUTMANN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD PRECIOUS METALS AND MINING FUND (1984)
o A series of Vanguard Specialized Funds.
o Advised by M&G Investment Management Limited.
o Net assets of $1,757,451,224 and 148,787,024 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD PRIME MONEY MARKET FUND (1975)
o A series of Vanguard Money Market Reserves.
o Advised by The Vanguard Group, Inc.
o Net assets of $110,627,890,772 and 110,095,946,823 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000, HEISEN, over $100,000; PEROLD, $1-$10,000; RANKIN, over $100,000; VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD PRIMECAP FUND (1984)
o A series of Vanguard Chester Funds.
o Advised by PRIMECAP Management Company.
o Net assets of $21,974,039,643 and 487,320,907 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, over $100,000; MCNABB, over $100,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD PRIMECAP CORE FUND (2004)
o A series of Vanguard Fenway Funds.
o Advised by PRIMECAP Management Company.
o Net assets of $2,681,164,431 and 299,495,165 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUPTA, over $100,000; HEISEN, over $100,000; MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD REIT INDEX FUND (1996)
o A series of Vanguard Specialized Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $6,626,560,004 and 398,871,163 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SELECTED VALUE FUND (1996)
o A series of Vanguard Whitehall Funds.
o Advised by Barrow, Hanley, Mewhinney & Strauss, Inc., and Donald Smith & Co., Inc.
o Net assets of $2,281,620,645 and 192,432,972 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD SHORT-TERM BOND INDEX FUND (1994)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $9,672,454,106 and 840,697,261 outstanding shares.
o Nominees who own shares of this fund: VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SHORT-TERM FEDERAL FUND (1987)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,530,715,379 and 324,310,309 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SHORT-TERM INVESTMENT-GRADE FUND (1982)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $17,742,783,209 and 1,829,686,699 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SHORT-TERM TAX-EXEMPT FUND (1977)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $5,677,649,231 and 357,865,694 outstanding shares.
o Nominees who own shares of this fund: MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SHORT-TERM TREASURY FUND (1991)
o A series of Vanguard Fixed Income Securities Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,029,566,443 and 644,708,812 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SMALL-CAP GROWTH INDEX FUND (1998)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,061,495,262 and 214,069,294 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; FULLWOOD, $10,001-$50,000; GUPTA, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SMALL-CAP INDEX FUND (1960)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $10,435,388,072 and 485,212,356 outstanding shares.
o Nominees who own shares of this fund: GUPTA, $50,001-$100,000; GUTMANN, $1-$10,000; HEISEN, $50,001-$100,000; MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD SMALL-CAP VALUE INDEX FUND (1998)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,711,932,296 and 296,828,174 outstanding shares.
o Nominees who own shares of this fund: NONE
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD STAR(R) FUND (1985)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $10,339,016,001 and 716,974,411 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD STRATEGIC EQUITY FUND (1995)
o A series of Vanguard Horizon Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,323,111,230 and 285,305,973 outstanding shares.
o Nominees who own shares of this fund: GUTMANN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD STRATEGIC SMALL-CAP EQUITY FUND (2006)
o A series of Vanguard Horizon Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $144,369,594 and 11,836,099 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD STRUCTURED BROAD MARKET FUND (2004)
o A series of Vanguard Quantitative Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $202,098,874 and 6,346,967 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD STRUCTURED LARGE-CAP EQUITY FUND (2006)
o A series of Vanguard Quantitative Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $472,187,376 and 17,063,096 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD STRUCTURED LARGE-CAP GROWTH FUND (2006)
o A series of Vanguard Quantitative Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $43,029,529 and 1,493,675 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD STRUCTURED LARGE-CAP VALUE FUND (2005)
o A series of Vanguard Quantitative Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $45,041,813 and 1,370,426 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2005 FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,555,636,838 and 160,473,211 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2010 FUND (2006)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,290,739,053 and 129,845,127 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2015 FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $7,051,344,895 and 737,014,734 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2020 FUND (2006)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,597,999,203 and 216,413,992 outstanding shares.
o Nominees who own shares of this fund: FULLWOOD, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2025 FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $6,801,981,685 and 732,619,349 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2030 FUND (2006)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,218,368,077 and 141,936,360 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2035 FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $4,351,183,028 and 469,244,580 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2040 FUND (2006)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,154,338,461 and 75,750,796 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2045 FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,191,574,712 and 228,217,211 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT 2050 FUND (2006)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $420,689,359 and 27,532,440 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TARGET RETIREMENT INCOME FUND (2003)
o A series of Vanguard Chester Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,864,158,497 and 195,571,244 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD TAX-EXEMPT MONEY MARKET FUND (1980)
o A series of Vanguard Municipal Bond Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $22,401,428,524 and 22,393,636,019 outstanding shares.
o Nominees who own shares of this fund: GUPTA, over $100,000; GUTMANN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD TAX-MANAGED BALANCED FUND (1994)
o A series of Vanguard Tax-Managed Funds(R).
o Advised by The Vanguard Group, Inc.
o Net assets of $587,279,193 and 36,277,078 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND (1994)
o A series of Vanguard Tax-Managed Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,702,938,965 and 78,402,842 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, over $100,000; MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:


X

VANGUARD TAX-MANAGED GROWTH AND INCOME FUND (1994)
o A series of Vanguard Tax-Managed Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,885,602,479 and 64,583,379 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TAX-MANAGED INTERNATIONAL FUND (1999)
o A series of Vanguard Tax-Managed Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $3,665,164,501 and 241,533,697 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000, MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TAX-MANAGED SMALL-CAP FUND (1999)
o A series of Vanguard Tax-Managed Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,360,412,097 and 78,031,607 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, over $100,000; MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TELECOMMUNICATION SERVICES INDEX FUND (2005)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $159,030,369 and 3,803,867 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TOTAL BOND MARKET INDEX FUND (1986)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $65,414,966,747 and 6,139,865,172 outstanding shares.
o Nominees who own shares of this fund: MCNABB, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TOTAL BOND MARKET II INDEX FUND (2009)
o A series of Vanguard Bond Index Funds.
o Advised by The Vanguard Group, Inc.
o The fund commenced operation after December 31, 2008.

VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND (1996)
o A series of Vanguard STAR Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $17,746,164,489 and 1,618,427,255 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $10,001-$50,000; GUPTA, over $100,000; GUTMANN, over $100,000; HEISEN, over $100,000, MCNABB, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TOTAL STOCK MARKET INDEX FUND (1992)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $81,919,172,393 and 3,536,471,658 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; HEISEN, over $100,000; MCNABB, over $100,000; RANKIN, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TOTAL WORLD STOCK INDEX FUND (2008)
o A series of Vanguard International Equity Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $314,064,209 and 11,598,656 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD TREASURY MONEY MARKET FUND (1983)
o A series of Vanguard Treasury Fund.
o Advised by The Vanguard Group, Inc.
o Net assets of $8,312,306,207 and 8,290,707,070 outstanding shares.
o Nominees who own shares of this fund: PEROLD, $1-$10,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD U.S. GROWTH FUND (1959)
o A series of Vanguard World Funds.
o Advised by AllianceBernstein L.P. and William Blair & Company, L.L.C.
o Net assets of $3,236,968,563 and 226,879,300 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; MCNABB, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD U.S. VALUE FUND (2000)
o A series of Vanguard Malvern Funds.
o Advised by AXA Rosenberg Investment Management LLC.
o Net assets of $526,925,150 and 66,069,704 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD UTILITIES INDEX FUND (2004)
o A series of Vanguard World Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $368,786,015 and 7,348,933 outstanding shares.
o Nominees who own shares of this fund: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD VALUE INDEX FUND (1992)
o A series of Vanguard Index Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $8,674,069,764 and 456,135,507 outstanding shares.
o Nominees who own shares of this fund: VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD VARIABLE INSURANCE FUND--BALANCED PORTFOLIO (1991)
o A series of Vanguard Variable Insurance Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $1,107,925,020 and 74,608,331 outstanding shares.
o Nominees who own shares of this portfolio: BRENNAN, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--CAPITAL GROWTH PORTFOLIO (2003)
o A series of Vanguard Variable Insurance Funds.
o Advised by PRIMECAP Management Company.
o Net assets of $251,451,413 and 20,298,309 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--DIVERSIFIED VALUE PORTFOLIO (1999)
o A series of Vanguard Variable Insurance Funds.
o Advised by Barrow, Hanley, Mewhinney & Strauss, Inc.
o Net assets of $593,706,874 and 62,069,717 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--EQUITY INCOME PORTFOLIO (1993)
o A series of Vanguard Variable Insurance Funds.
o Advised by Wellington Management Company, LLP, and The Vanguard Group, Inc.
o Net assets of $381,439,890 and 31,553,209 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--EQUITY INDEX PORTFOLIO (1991)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,512,732,397 and 85,889,017 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--GROWTH PORTFOLIO (1993)
o A series of Vanguard Variable Insurance Funds.
o Advised by AllianceBernstein L.P. and William Blair & Company, L.L.C.
o Net assets of $202,768,974 and 22,822,011 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--HIGH YIELD BOND PORTFOLIO (1996)
o A series of Vanguard Variable Insurance Funds.
o Advised by Wellington Management Company, LLP.
o Net assets of $196,951,898 and 33,193,953 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--INTERNATIONAL PORTFOLIO (1994)
o A series of Vanguard Variable Insurance Funds.
o Advised by Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
o Net assets of $1,113,535,419 and 94,382,267 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--MID-CAP INDEX PORTFOLIO (1999)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $469,852,804 and 50,930,192 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--MONEY MARKET PORTFOLIO (1991)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $2,107,295,241 and 2,098,786,321 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--REIT INDEX PORTFOLIO (1999)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $262,519,745 and 34,299,354 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--SHORT-TERM INVESTMENT-GRADE PORTFOLIO (1999)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $454,127,956 and 45,664,286 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--SMALL COMPANY GROWTH PORTFOLIO (1996)
o A series of Vanguard Variable Insurance Funds.
o Advised by Granahan Investment Management, Inc., and The Vanguard Group, Inc.
o Net assets of $431,768,545 and 44,231,595 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--TOTAL BOND MARKET INDEX PORTFOLIO (1991)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $1,500,823,569 and 129,124,529 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD VARIABLE INSURANCE FUND--TOTAL STOCK MARKET INDEX PORTFOLIO (2003)
o A series of Vanguard Variable Insurance Funds.
o Advised by The Vanguard Group, Inc.
o Net assets of $457,999,096 and 25,233,890 outstanding shares.
o Nominees who own shares of this portfolio: NONE.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund: NONE.

VANGUARD WELLESLEY(R) INCOME FUND (1970)
o A series of Vanguard Wellesley Income Fund.
o Advised by Wellington Management Company, LLP.
o Net assets of $11,729,737,549 and 482,447,005 outstanding shares.
o Nominees who own shares of this fund: HEISEN, over $100,000; VOLANAKIS, over $100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD WELLINGTON(TM) FUND (1929)
o A series of Vanguard Wellington Fund.
o Advised by Wellington Management Company, LLP.
o Net assets of $38,363,286,109 and 1,312,532,416 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; HEISEN, $10,001-$50,000; MCNABB, $10,001-$50,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD WINDSOR(TM) FUND (1958)
o A series of Vanguard Windsor Funds.
o Advised by AllianceBernstein L.P.; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
o Net assets of $10,945,801,807 and 880,960,790 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, over $100,000; GUTMANN, $1-$10,000; MCNABB, over $100,000; RANKIN, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X

VANGUARD WINDSOR II FUND (1985)
o A series of Vanguard Windsor Funds.
o Advised by Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and The Vanguard Group, Inc.
o Net assets of $29,007,152,766 and 1,274,892,288 outstanding shares.
o Nominees who own shares of this fund: BRENNAN, $1-$10,000; GUTMANN, over $100,000; PEROLD, over $100,000; RANKIN, $50,001-$100,000.
o Shareholders with 5% or more record and/or beneficial ownership of a share class of this fund:

X






















500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

"Dividend Achievers" is a trademark of Mergent, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Mergent, and Mergent makes no representation regarding the advisability of investing in the funds.

"FTSE(R)" is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited under license. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading.

"The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds."

                                                     [SHIP LOGO (R)]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD(R) >  www.vanguard.com






                                    (C) 2009 The Vanguard Group, Inc.
                                    All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.



                                    PROXY 042009

                                                      [SHIP LOGO] [VANGUARD (R)]

                                                                   P.O. BOX 2600
                                                     VALLEY FORGE, PA 19482-2600


CONNECT WITH VANGUARD(R) > WWW.VANGUARD.COM










                                               (C) 2009 THE VANGUARD GROUP, INC.
                                                            ALL RIGHTS RESERVED.
                                    VANGUARD MARKETING CORPORATION, DISTRIBUTOR.

                                                                    PROXY 042009

[SHIP LOGO VANGUARD /(R/)]                                                 PROXY

                               THE VANGUARD FUNDS
      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS


The undersigned hereby appoint(s) John J. Brennan, F. William McNabb III, and Heidi Stam, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Fund to be held at Vanguard's offices at 14321 N. Northsight Boulevard, Scottsdale, Arizona 85260, on July 2, 2009, at 8:30 a.m., and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" proposals 1-3 and "AGAINST" proposal 4. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

                           VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM/VANGUARD VOTE VIA THE TELEPHONE: 1-866-241-6192

                           ---------------------      -------------------------

                           ---------------------      -------------------------
                           NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holders should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                           ----------------------------------------------------
                           Signature(s)


                           ----------------------------------------------------
                           Signature(s)



                           ----------------------------------------------------
                           Date                              VAN_19468FP_030509



Vote via this Proxy Card for the following funds:

    FUND                                     FUND
    ----                                     -----
    Fundname Drop-In 1                       Fundname Drop-In 2
    Fundname Drop-In 3                       Fundname Drop-In 4
    Fundname Drop-In 5                       Fundname Drop-In 6
    Fundname Drop-In 7                       Fundname Drop-In 8
    Fundname Drop-In 9                       Fundname Drop-In 10
    Fundname Drop-In 11                      Fundname Drop-In 12
    Fundname Drop-In 13                      Fundname Drop-In 14
    Fundname Drop-In 15                      Fundname Drop-In 16
    Fundname Drop-In 17                      Fundname Drop-In 18
    Fundname Drop-In 19                      Fundname Drop-In 20


                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

------------------------------  ------------------------  ----------------------
VOTE BY THE INTERNET            VOTE BY PHONE             VOTE BY MAIL
------------------------------  ------------------------  ----------------------
Log on to:                      Call 1-866-241-6192       Vote, sign and date
WWW.PROXY-DIRECT.COM/VANGUARD   Follow the recorded       this Proxy card and
Follow the on-screen            instructions available    return in the postage-
instructions                    24 hours                  paid envelope.
available
24 hours
[COMPUTER LOGO]                 [PHONE LOGO]              [MAIL-BOX LOGO]
------------------------------  ------------------------  ----------------------

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VANGUARD
              FUNDS SHAREHOLDER MEETING TO BE HELD ON JULY 2, 2009

             THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     HTTPS://WWW.PROXY-DIRECT.COM/VANGUARD
                     -------------------------------------

  PLEASE USE THE 14 DIGIT NUMBER & 8 DIGIT CODE LISTED IN THE BOXES ABOVE THE
            SIGNATURE LINE WHEN ACCESSING MATERIAL VIA THE INTERNET.

          When you are ready to vote, you can use the same Number and
                              Code to record your vote.

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1-3 AND AGAINST PROPOSAL 4. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ]

--------------------------------------------------------------------------------
[ ] To vote in accordance with the Board recommendations mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.   TO ELECT TRUSTEES:

                                                                                     FOR              WITHHOLD       FOR ALL
                                                                                     ALL              ALL            EXCEPT
01. John J. Brennan          02. Charles D.Ellis     03. Emerson U. Fullwood
04. Rajiv L. Gupta           05. Amy Gutmann         06. JoAnn Heffernan Heisen
07. F. William McNabb III    08. Andre F. Perold     09. Alfred M. Rankin, Jr.       [  ]             [  ]           [  ]
10. Peter F. Volanakis

To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided below.

--------------------------------------------------------------------------------



2. TO APPROVE UPDATING AND STANDARDIZING EACH OF THE FUNDAMENTAL INVESTMENT POLICIES OF YOUR FUND(S).

                       FOR        AGAINST       ABSTAIN                                            FOR       AGAINST       ABSTAIN

Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]                    Fundname Drop-In 14        [  ]       [  ]          [  ]
Fundname Drop-In 15    [  ]       [  ]          [  ]                    Fundname Drop-In 16        [  ]       [  ]          [  ]
Fundname Drop-In 17    [  ]       [  ]          [  ]                    Fundname Drop-In 18        [  ]       [  ]          [  ]
Fundname Drop-In 19    [  ]       [  ]          [  ]                    Fundname Drop-In 20        [  ]       [  ]          [  ]


3.   TO APPROVE CHANGING THE  CLASSIFICATION OF YOUR FUND(S)FROM  DIVERSIFIED TO
     NONDIVERSIFIED.

                       FOR        AGAINST       ABSTAIN                                            FOR        AGAINST       ABSTAIN
Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]



4.   SHAREHOLDER  PROPOSAL  "THAT  THE BOARD  INSTITUTE  PROCEDURES  TO  PREVENT
     HOLDING  INVESTMENTS  IN  COMPANIES  THAT,  IN THE  JUDGMENT  OF THE BOARD,
     SUBSTANTIALLY  CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY,  THE MOST
     EGREGIOUS VIOLATIONS OF HUMAN RIGHTS."



Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]













        PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE
                               VAN_19468FP_030509

[SHIP LOGO VANGUARD /(R/)]                                   VOTING INSTRUCTION

                               THE VANGUARD FUNDS
      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

[INSURANCE COMPANY NAME DROP-IN]
The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at Vanguard's offices at 14321 N. Northsight Boulevard, Scottsdale, Arizona 85260, on July 2, 2009 at 8:30 a.m., hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

VOTING INSTRUCTIONS ARE SOLICITED BY THE ISSUING INSURANCE COMPANY NAMED ABOVE ON BEHALF OF THE BOARDS OF TRUSTEES. SHARES WILL BE VOTED AS YOU SPECIFY. THE BOARDS OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1-3 AND "AGAINST" PROPOSAL 4. IF THIS VOTING INSTRUCTION IS SIGNED, DATED AND RETURNED WITH NO
CHOICE INDICATED AS TO THE PROPOSAL ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT OR POLICY ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED "FOR" PROPOSALS 1-3 AND "AGAINST" PROPOSAL 4.

                           VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM/VANGUARD VOTE VIA THE TELEPHONE: 1-866-235-4258

                           ---------------------      -------------------------

                           ---------------------      -------------------------
                           NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holders should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                           ----------------------------------------------------
                           Signature(s)


                           ----------------------------------------------------
                           Signature(s)



                           ----------------------------------------------------
                           Date                           VAN_19468FP_030509_VI



Vote via this Voting Instruction Card for the following funds:

    FUND                                     FUND
    ----                                     -----
    Fundname Drop-In 1                       Fundname Drop-In 2
    Fundname Drop-In 3                       Fundname Drop-In 4
    Fundname Drop-In 5                       Fundname Drop-In 6
    Fundname Drop-In 7                       Fundname Drop-In 8
    Fundname Drop-In 9                       Fundname Drop-In 10
    Fundname Drop-In 11                      Fundname Drop-In 12
    Fundname Drop-In 13                      Fundname Drop-In 14
    Fundname Drop-In 15                      Fundname Drop-In 16
    Fundname Drop-In 17                      Fundname Drop-In 18
    Fundname Drop-In 19                      Fundname Drop-In 20



                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

------------------------------  ------------------------  ----------------------
VOTE BY THE INTERNET            VOTE BY PHONE             VOTE BY MAIL
------------------------------  ------------------------  ----------------------
Log on to:                      Call 1-866-235-4258       Vote, sign and date
WWW.PROXY-DIRECT.COM/VANGUARD   Follow the recorded       this Proxy card and
Follow the on-screen            instructions available    return in the postage-
instructions                    24 hours                  paid envelope.
available
24 hours
[COMPUTER LOGO]                 [PHONE LOGO]              [MAIL-BOX LOGO]
------------------------------  ------------------------  ----------------------

    THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VANGUARD
              FUNDS SHAREHOLDER MEETING TO BE HELD ON JULY 2, 2009

             THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     HTTPS://WWW.PROXY-DIRECT.COM/VANGUARD
                     -------------------------------------

  PLEASE USE THE 14 DIGIT NUMBER & 8 DIGIT CODE LISTED IN THE BOXES ABOVE THE
            SIGNATURE LINE WHEN ACCESSING MATERIAL VIA THE INTERNET.

          When you are ready to vote, you can use the same Number and
                              Code to record your vote.

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1-3 AND AGAINST PROPOSAL 4. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ]

--------------------------------------------------------------------------------
[ ] To vote in accordance with the Board recommendations mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.   TO ELECT TRUSTEES:

                                                                                     FOR              WITHHOLD       FOR ALL
                                                                                     ALL              ALL            EXCEPT
01. John J. Brennan          02. Charles D.Ellis     03. Emerson U. Fullwood
04. Rajiv L. Gupta           05. Amy Gutmann         06. JoAnn Heffernan Heisen
07. F. William McNabb III    08. Andre F. Perold     09. Alfred M. Rankin, Jr.       [  ]             [  ]           [  ]
10. Peter F. Volanakis

To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided below.

--------------------------------------------------------------------------------


2. TO APPROVE UPDATING AND STANDARDIZING EACH OF THE FUNDAMENTAL INVESTMENT POLICIES OF YOUR FUND(S).

                       FOR        AGAINST       ABSTAIN                                            FOR       AGAINST       ABSTAIN

Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]                    Fundname Drop-In 14        [  ]       [  ]          [  ]
Fundname Drop-In 15    [  ]       [  ]          [  ]                    Fundname Drop-In 16        [  ]       [  ]          [  ]
Fundname Drop-In 17    [  ]       [  ]          [  ]                    Fundname Drop-In 18        [  ]       [  ]          [  ]
Fundname Drop-In 19    [  ]       [  ]          [  ]                    Fundname Drop-In 20        [  ]       [  ]          [  ]


3.   TO APPROVE CHANGING THE  CLASSIFICATION OF YOUR FUND(S)FROM  DIVERSIFIED TO
     NONDIVERSIFIED.

                       FOR        AGAINST       ABSTAIN                                            FOR        AGAINST       ABSTAIN
Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]



4.   SHAREHOLDER  PROPOSAL  "THAT  THE BOARD  INSTITUTE  PROCEDURES  TO  PREVENT
     HOLDING  INVESTMENTS  IN  COMPANIES  THAT,  IN THE  JUDGMENT  OF THE BOARD,
     SUBSTANTIALLY  CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY,  THE MOST
     EGREGIOUS VIOLATIONS OF HUMAN RIGHTS."



Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]













 PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE
                             VAN_19468FP_030509_VI

[SHIP LOGO VANGUARD /(R/)]                                                 PROXY

                               THE VANGUARD FUNDS
                        VANGUARD VARIABLE INSURANCE FUND
      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2009
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoint(s) John J. Brennan, F. William McNabb III, and Heidi Stam, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Portfolios of the Vanguard Variable Insurance Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Portfolio to be held at Vanguard's offices at 14321 N. Northsight Boulevard, Scottsdale, Arizona 85260, on July 2, 2009, at 8:30 a.m., and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.



                           VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM/VANGUARD VOTE VIA THE TELEPHONE: 1-866-241-6192

                           ---------------------      -------------------------

                           ---------------------      -------------------------
                           NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holders should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                           ----------------------------------------------------
                           Signature(s)


                           ----------------------------------------------------
                           Signature(s)



                           ----------------------------------------------------
                           Date                              VAN_19926FP_030509






Vote via this Proxy Card for the following funds:

    FUND                                     FUND
    ----                                     -----
    Fundname Drop-In 1                       Fundname Drop-In 2
    Fundname Drop-In 3                       Fundname Drop-In 4
    Fundname Drop-In 5                       Fundname Drop-In 6
    Fundname Drop-In 7                       Fundname Drop-In 8
    Fundname Drop-In 9                       Fundname Drop-In 10
    Fundname Drop-In 11                      Fundname Drop-In 12
    Fundname Drop-In 13                      Fundname Drop-In 14
    Fundname Drop-In 15


                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

------------------------------  ------------------------  ----------------------
VOTE BY THE INTERNET            VOTE BY PHONE             VOTE BY MAIL
------------------------------  ------------------------  ----------------------
Log on to:                      Call 1-866-241-6192       Vote, sign and date
WWW.PROXY-DIRECT.COM/VANGUARD   Follow the recorded       this Proxy card and
Follow the on-screen            instructions available    return in the postage-
instructions                    24 hours                  paid envelope.
available
24 hours
[COMPUTER LOGO]                 [PHONE LOGO]              [MAIL-BOX LOGO]
------------------------------  ------------------------  ----------------------

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VANGUARD
              FUNDS SHAREHOLDER MEETING TO BE HELD ON JULY 2, 2009

             THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     HTTPS://WWW.PROXY-DIRECT.COM/VANGUARD
                     -------------------------------------

  PLEASE USE THE 14 DIGIT NUMBER & 8 DIGIT CODE LISTED IN THE BOXES ABOVE THE
            SIGNATURE LINE WHEN ACCESSING MATERIAL VIA THE INTERNET.

          When you are ready to vote, you can use the same Number and
                              Code to record your vote.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [  ]

--------------------------------------------------------------------------------
[ ] To vote FOR ALL Proposals for all Portfolios mark this box.  No other vote
            ---
    is necessary.
--------------------------------------------------------------------------------

1.   TO ELECT TRUSTEES:

                                                                                     FOR              WITHHOLD       FOR ALL
                                                                                     ALL              ALL            EXCEPT
01. John J. Brennan          02. Charles D.Ellis     03. Emerson U. Fullwood
04. Rajiv L. Gupta           05. Amy Gutmann         06. JoAnn Heffernan Heisen
07. F. William McNabb III    08. Andre F. Perold     09. Alfred M. Rankin, Jr.       [  ]             [  ]           [  ]
10. Peter F. Volanakis


To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided below.

--------------------------------------------------------------------------------


2. TO APPROVE UPDATING AND STANDARDIZING EACH OF THE FUNDAMENTAL INVESTMENT POLICIES OF YOUR PORTFOLIO(S).

                       FOR        AGAINST       ABSTAIN                                            FOR       AGAINST       ABSTAIN

Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]                    Fundname Drop-In 14        [  ]       [  ]          [  ]
Fundname Drop-In 15    [  ]       [  ]          [  ]

3. TO APPROVE CHANGING THE CLASSIFICATION OF YOUR PORTFOLIO(S)FROM DIVERSIFIED TO NONDIVERSIFIED.

                       FOR        AGAINST       ABSTAIN
Fundname Drop-In 1     [  ]       [  ]          [  ]























                   PLEASE VOTE, DATE AND SIGN THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                               VAN_19926FP_030509

[SHIP LOGO VANGUARD /(R/)]                                   VOTING INSTRUCTION

                               THE VANGUARD FUNDS
                        VANGUARD VARIABLE INSURANCE FUND
      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2009
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

[INSURANCE COMPANY NAME DROP-IN]
The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders to be held at Vanguard's offices at 14321 N. Northsight Boulevard, Scottsdale, Arizona 85260, on July 2, 2009 at 8:30 a.m., hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction at the Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

VOTING INSTRUCTIONS ARE SOLICITED BY THE ISSUING INSURANCE COMPANY NAMED ABOVE ON BEHALF OF THE BOARD OF TRUSTEES. SHARES WILL BE VOTED AS YOU SPECIFY. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS. IF THIS VOTING INSTRUCTION IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO THE PROPOSAL ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED'S CONTRACT OR POLICY ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED "FOR" THE PROPOSALS.



                           VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM/VANGUARD VOTE VIA THE TELEPHONE: 1-866-235-4258

                           ---------------------      -------------------------

                           ---------------------      -------------------------
                           NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holders should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                           ----------------------------------------------------
                           Signature(s)


                           ----------------------------------------------------
                           Signature(s)



                           ----------------------------------------------------
                           Date                           VAN_19926FP_030509_VI





Vote via this Voting Instruction Card for the following funds:

    FUND                                     FUND
    ----                                     -----
    Fundname Drop-In 1                       Fundname Drop-In 2
    Fundname Drop-In 3                       Fundname Drop-In 4
    Fundname Drop-In 5                       Fundname Drop-In 6
    Fundname Drop-In 7                       Fundname Drop-In 8
    Fundname Drop-In 9                       Fundname Drop-In 10
    Fundname Drop-In 11                      Fundname Drop-In 12
    Fundname Drop-In 13                      Fundname Drop-In 14
    Fundname Drop-In 15



                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

------------------------------  ------------------------  ----------------------
VOTE BY THE INTERNET            VOTE BY PHONE             VOTE BY MAIL
------------------------------  ------------------------  ----------------------
Log on to:                      Call 1-866-235-4258       Vote, sign and date
WWW.PROXY-DIRECT.COM/VANGUARD   Follow the recorded       this Proxy card and
Follow the on-screen            instructions available    return in the postage-
instructions                    24 hours                  paid envelope.
available
24 hours
[COMPUTER LOGO]                 [PHONE LOGO]              [MAIL-BOX LOGO]
------------------------------  ------------------------  ----------------------

    THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VANGUARD
              FUNDS SHAREHOLDER MEETING TO BE HELD ON JULY 2, 2009

             THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                     HTTPS://WWW.PROXY-DIRECT.COM/VANGUARD
                     -------------------------------------

  PLEASE USE THE 14 DIGIT NUMBER & 8 DIGIT CODE LISTED IN THE BOXES ABOVE THE
            SIGNATURE LINE WHEN ACCESSING MATERIAL VIA THE INTERNET.

          When you are ready to vote, you can use the same Number and
                              Code to record your vote.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [  ]

--------------------------------------------------------------------------------
[ ] To vote FOR ALL Proposals for all Portfolios mark this box.  No other vote
            ---
    is necessary.
--------------------------------------------------------------------------------

1.   TO ELECT TRUSTEES:

                                                                                     FOR              WITHHOLD       FOR ALL
                                                                                     ALL              ALL            EXCEPT
01. John J. Brennan          02. Charles D.Ellis     03. Emerson U. Fullwood
04. Rajiv L. Gupta           05. Amy Gutmann         06. JoAnn Heffernan Heisen
07. F. William McNabb III    08. Andre F. Perold     09. Alfred M. Rankin, Jr.       [  ]             [  ]           [  ]
10. Peter F. Volanakis


To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided below.

--------------------------------------------------------------------------------


2. TO APPROVE UPDATING AND STANDARDIZING EACH OF THE FUNDAMENTAL INVESTMENT POLICIES OF YOUR PORTFOLIO(S).

                       FOR        AGAINST       ABSTAIN                                            FOR       AGAINST       ABSTAIN

Fundname Drop-In 1     [  ]       [  ]          [  ]                    Fundname Drop-In 2         [  ]       [  ]          [  ]
Fundname Drop-In 3     [  ]       [  ]          [  ]                    Fundname Drop-In 4         [  ]       [  ]          [  ]
Fundname Drop-In 5     [  ]       [  ]          [  ]                    Fundname Drop-In 6         [  ]       [  ]          [  ]
Fundname Drop-In 7     [  ]       [  ]          [  ]                    Fundname Drop-In 8         [  ]       [  ]          [  ]
Fundname Drop-In 9     [  ]       [  ]          [  ]                    Fundname Drop-In 10        [  ]       [  ]          [  ]
Fundname Drop-In 11    [  ]       [  ]          [  ]                    Fundname Drop-In 12        [  ]       [  ]          [  ]
Fundname Drop-In 13    [  ]       [  ]          [  ]                    Fundname Drop-In 14        [  ]       [  ]          [  ]
Fundname Drop-In 15    [  ]       [  ]          [  ]

3. TO APPROVE CHANGING THE CLASSIFICATION OF YOUR PORTFOLIO(S)FROM DIVERSIFIED TO NONDIVERSIFIED.

                       FOR        AGAINST       ABSTAIN
Fundname Drop-In 1     [  ]       [  ]          [  ]























            PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                             VAN_19926FP_030509_VI

PROXY SECURE MESSAGE FOR RETAIL CLIENTS--E-DELIVERY ONLY
DRAFT: 3-5-08

-------------------------------------------------


You are now able to review the proxy statement that asks you and other Vanguard fund shareholders to vote on a number of proposals presented by the funds' trustees. After you read this entire message, please click the customized link located below to go to Vanguard's authorized voting website. That will allow you to read the official proxy statement and cast your vote.

> CLICK HERE TO VIEW YOUR CUSTOMIZED PAGE AT VANGUARD'S AUTHORIZED SECURE VOTING SITE. <

A core part of the proxy statement is a proposal to elect trustees for all Vanguard funds. In addition, the proposals include refining your fund's investment policies to allow Vanguard to serve your needs most effectively, and a shareholder proposal for a certain number of funds.

Because you owned shares of a Vanguard fund on the "record date" of April 6, 2009, we encourage you to cast a vote, even if you sold any of your shares after that date. No matter how many shares you own, your vote is important. If many shareholders choose not to vote, the funds might not receive enough votes to reach a quorum, which would cause Vanguard to send additional communications to shareholders to solicit more votes--a process that would be very costly for the funds and thus for you as a fund shareholder.

If you have any questions, please call 800-241-6192.

Thank you in advance for voting!

OFFICIAL INSTRUCTIONS

THE VANGUARD FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2009.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS.

You are about to electronically cast your vote for several proposals. As you proceed to the voting site, please keep the following things in mind:

o You are appointing John J. Brennan, F. William McNabb III, and Heidi Stam, or any of them, as your Proxies for the purpose of voting with respect to all interests in each of the Funds to which you are entitled to vote at the Special Meeting of Shareholders to be held on July 2, 2009, and at any adjournments or postponements thereof.

o You may view the Notice of a Special Meeting of Shareholders and an accompanying Joint Proxy Statement (at the above link) that provide detailed information regarding the proposals to be addressed at the meeting. You should read those materials carefully.

o The Board recommends that you vote "For" proposals 1-3, and "Against" proposal 4.

o    This proxy will be voted in accordance with your instructions.

o The Proxies are authorized at their discretion to vote upon such other matters as may come before the meeting or any adjournments or postponements thereof.

When you click the link above, you will leave Vanguard's website and enter the voting website, which is sponsored by Computershare Fund Services, Vanguard's authorized agent for proxy voting and tabulation services. You will be automatically directed to a secure personalized online proxy ballot that will allow you to cast your vote for your Vanguard account(s). Please note that Computershare meets Vanguard's strict information security guidelines.

If you prefer to visit the voting site later on your own, you may go to this website: http://www.xxxxxxxxxxxxxxxxxxxxxxxxxx.com

If you go to the voting site by this method, you must enter the following information when prompted:

CONTROL NUMBER: xxx xxxx xxxx xxx

SECURITY CODE: xxxx xxxx